UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.                     )

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Janus Aspen Series

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January 20, 2017

Dear Contract Owner:

Recently, Janus Capital Group Inc. (“Janus”), the parent company of Janus Capital Management LLC (“Janus Capital”), your fund’s investment adviser, and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017. The closing may be deemed to cause an “assignment” of the current advisory agreements between Janus Capital and the Janus mutual funds, and any sub-advisory agreements entered into by Janus Capital, which would cause such agreements to terminate.

You are the owner of one or more variable life insurance contracts or variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”) that owns one or more series of Janus Aspen Series (the “Trust”).

In order to provide continuity of advisory services for your fund after the closing of the Transaction, the Board of Trustees for your fund is requesting that shareholders vote on proposals (i) to approve a new investment advisory agreement between Janus Capital and your fund to permit Janus Capital to continue to serve as investment adviser to the fund following the Transaction; and (ii) to the extent applicable to your fund, to approve a new investment sub-advisory agreement between Janus Capital and your fund’s current sub-adviser to permit such sub-adviser to continue to manage the fund following the Transaction.

In addition, for Janus Portfolio, the Board of Trustees for your fund is requesting that shareholders vote on a proposal to approve an amended and restated investment advisory agreement which reflects a change to the benchmark index and full performance rate used to calculate the performance fee adjustment. You are being asked to consider this change in connection with changes to the investment policies and strategies of Janus Portfolio.

The Board of Trustees is also requesting that you vote on a proposal to elect an additional trustee to serve on the Board of Trustees, to take effect upon the closing of the Transaction.

Finally, for all funds except Global Unconstrained Bond Portfolio, the Board of Trustees is also requesting that shareholders vote on a proposal to authorize Janus Capital to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees, but without obtaining additional shareholder approval. This proposal is presented for approval by those funds that do not already provide this flexibility to Janus Capital.

The proposals will be presented to shareholders at a joint Special Meeting of Shareholders to be held on April 6, 2017. The proposals are briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposals, which you should read carefully.

The Board of Trustees unanimously recommends that shareholders vote FOR the proposal(s) applicable to their fund.

Shares of each Fund are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Participating Insurance Companies. Shares of the Funds may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. As a contract owner of record at the close of business on the Record Date, you may have the right to instruct your Participating Insurance Company as to the manner in which shares attributable to your contract should be voted.

Please read the enclosed Proxy Statement carefully and submit your voting instructions to your Participating Insurance Company. If you have any questions about the proposals, please call the proxy solicitor, Computershare Fund Services, at 1-866-492-0863.

Thank you for your consideration of the proposals. We value your investment and look forward to our continued relationship.

Sincerely,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Aspen Series

JANUS ASPEN SERIES

Balanced Portfolio Enterprise Portfolio Flexible Bond Portfolio Forty Portfolio Global Allocation Portfolio – Moderate Global Research Portfolio	Global Technology Portfolio Global Unconstrained Bond Portfolio Janus Aspen INTECH U.S. Low Volatility Portfolio Janus Aspen Perkins Mid Cap Value Portfolio Janus Portfolio Overseas Portfolio

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Aspen Series (the “Trust”) and the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on April 6, 2017 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of the Trust and each Fund will be asked to vote on the proposals set forth below, to the extent applicable to their Fund, and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.	For all Funds, to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

Proposal 2.	For certain Funds, to approve a new sub-advisory agreement between the Adviser and the Fund’s current sub-adviser as follows:

a.	For Janus Aspen INTECH U.S. Low Volatility Portfolio, to approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC; and

b.	For Janus Aspen Perkins Mid Cap Value Portfolio, to approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC.

Proposal 3.	For Janus Portfolio, to approve an amended and restated investment advisory agreement to change the benchmark index and full performance rate used to calculate the performance adjustment component of the Fund’s investment advisory fee rate.

Proposal 4.	For all Funds, to elect an additional trustee to the Board of Trustees of the Trust.

Proposal 5.	For all Funds, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval.

Proposals 2, 3 and 5 apply to certain Funds, which are set forth in the enclosed joint proxy statement.

Shareholders of record of the Trust and each Fund, as of the close of business on December 29, 2016 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the Proposal(s) applicable to their Fund. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Shares of each Fund are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Funds may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners at the close of business on the Record Date the opportunity to instruct it how to vote shares on the proposals presented at the Meeting including any adjournment or postponement of the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By Order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Aspen Series

January 20, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2017:

The enclosed joint proxy statement is available free of charge at janus.com/fundupdate.

Each Fund’s most recent annual report and any more recent semiannual report are available free of charge at janus.com/variable-insurance.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus funds listed in the enclosed joint proxy statement (“Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). This synopsis is qualified in its entirety by the remainder of this Proxy Statement. The Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:	Janus Capital Management LLC (“Janus Capital” or the “Adviser”) is a direct subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Recently, Janus and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016. The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”). In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name. Your Fund’s investment adviser will not change, but will be a subsidiary of Janus Henderson following the completion of the Transaction. Janus Henderson will have approximately $326 billion in assets under management and a combined market capitalization of $5.75 billion. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies. Janus and Henderson currently expect to complete the Transaction during the second quarter of 2017.

Shareholders of the Janus funds listed in the enclosed Proxy Statement (each a “Fund” and, collectively, the “Funds”) are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to vote on one or more proposals that are being presented to them as a result of the Transaction.

The Closing may be deemed to cause an “assignment” of each Fund’s current investment advisory agreement with Janus Capital, which would cause such agreement to terminate. Similarly, for those Funds with a sub-advisory agreement with INTECH Investment Management LLC (“INTECH”) or Perkins Investment Management LLC (“Perkins”), the Closing may be deemed to cause an “assignment” of each such Fund’s existing sub-advisory agreement, which would cause such agreement to terminate. Janus Capital recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Janus Aspen Series (the “Trust”) has approved, and recommends that shareholders of each Fund approve, a new investment advisory agreement between their Fund and Janus Capital, and a new sub-advisory agreement between Janus Capital and INTECH or Perkins, as applicable, in order for Janus Capital and each current sub-adviser to continue to provide advisory services to each Fund following the Transaction. Each of these proposed agreements will have substantially similar terms as the corresponding current agreement.

Shareholders of Janus Portfolio are being asked to consider a proposal to approve an amended and restated investment advisory agreement to change the benchmark index and full performance rate used to calculate the performance adjustment component of the Fund’s investment advisory fee. Shareholders of Janus Portfolio are being asked to consider this change in connection with proposed changes to the investment policies and strategies of Janus Portfolio, which are intended to align Janus Portfolio with a similarly managed retail fund for which a reorganization has been proposed. The amended and restated investment advisory agreement and investment strategy changes for Janus Portfolio will only take effect if the proposed reorganization of the similarly managed fund is completed.

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The Board of Trustees is requesting that shareholders elect an additional Trustee, Diane L. Wallace (the “Trustee Nominee”).

Shareholders are also being asked to consider a proposal to implement a “manager-of-managers” structure in order to provide Janus Capital with greater flexibility with respect to the appointment of sub-advisers in the future.

Each of these proposals is discussed further below. Not all of these proposals impact all Funds. Please refer to the table at the end of this synopsis as a reference for which proposal(s) applies to you.

Q:	How will Fund shareholders (and contract owners) be affected by the Transaction?

A:	Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. The Adviser, and, if applicable, your Fund’s sub-adviser, will continue to manage your Fund according to the same objectives and policies as before and do not anticipate any significant changes to your Fund, except as described in Proposal 3 with respect to Janus Portfolio.

Proposals 1 and 2: Approve New Investment Advisory and Sub-advisory Agreements

Q:	Why are shareholders being asked to approve a new investment advisory agreement between the Fund and Janus Capital?

A:	Janus Capital currently serves as each Fund’s investment adviser. The Transaction may be deemed to cause an “assignment” of the current investment advisory agreement with your Fund, which would cause the agreement to terminate. Shareholders are being asked to approve a new investment advisory agreement between the Adviser and their Fund to permit the Adviser to continue to serve as investment adviser to the Fund.

Q:	For certain Funds, why are shareholders being asked to approve a new sub-advisory agreement between Janus Capital and the Fund’s current sub-adviser?

A:	For Janus Aspen Perkins Mid Cap Value Portfolio, Janus Capital has retained Perkins to manage the assets of the Fund. For Janus Aspen INTECH U.S. Low Volatility Portfolio, Janus Capital has retained INTECH to manage the assets of the Fund. The Transaction may cause the current sub-advisory agreement for such Funds to terminate. Shareholders of such Funds are being asked to approve a new sub-advisory agreement between Janus Capital and Perkins or INTECH, as applicable, to permit such sub-adviser to continue to manage the Fund following the Closing.

Q:	Will the Transaction result in any important differences between the new investment advisory agreement and investment sub-advisory agreement compared to the current agreements for my Fund?

A:	No. The terms of the new agreements with the Adviser and your Fund’s current sub-adviser are substantially similar to the current agreements. There will be no change in the contractual advisory fee rate your Fund pays or the investment advisory services it receives as a result of the Transaction. Certain proposed changes to the performance adjustment component of the investment advisory fee for Janus Portfolio are discussed in Proposal 3.

Q:	What will happen if shareholders of my Fund do not approve the new investment advisory agreement or sub-advisory agreement before consummation of the Transaction?

A:	Janus Capital, and if applicable, your Fund’s current sub-adviser, will continue to manage your Fund under an interim investment advisory agreement and if applicable, an interim sub-advisory agreement, but must place their compensation for their services during this interim period in escrow, pending shareholder approval of the proposed new agreement(s). The Board of Trustees urges you to vote without delay in order to avoid potential disruption to your Fund if the Adviser and any sub-adviser were unable to continue to manage the Fund.

Proposal 3: Approve an Amended and Restated Investment Advisory Agreement for Janus Portfolio

Q:	For shareholders of Janus Portfolio, why am I being asked to approve an amended and restated investment advisory agreement to change components of the Performance Adjustment?

A:

For Janus Portfolio, the Adviser has proposed certain changes to the Fund’s name, principal investment strategies and portfolio management team (the “Realignment”) in order to streamline the Janus product lineup and to more efficiently manage the portfolios. These changes do not require shareholder approval. Separately, a similarly managed retail fund managed by Janus Capital, “JIF Janus Fund,” is proposed to merge into another retail fund managed by Janus Capital, “JIF Janus Research Fund.” The Realignment is intended to align Janus Portfolio with JIF Janus Research Fund. Pursuant to the Realignment, Janus Portfolio’s name will change to Research Portfolio (or Janus Henderson Research Portfolio assuming the Transaction is completed), and the Fund will be managed by Janus Capital’s research analysts, overseen by Janus Capital’s Director of Research, who select investments that represent the research team’s high-conviction investment ideas in all market capitalizations and styles.

The principal investment strategies of the Fund would be changed in connection with the Realignment.

The Fund would continue to focus on a portfolio of large cap common stocks, with the ability to invest in companies of any size. Following the Realignment, the Fund would apply an investment process in which a team of the Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research (the “Research Team”), selects investments that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles and expects to be broadly diversified among a variety of industry sectors, whereas the Fund’s current investment process, while utilizing ideas of the Research Team, is based on several portfolio managers applying their “bottom up” approach to selecting investments, which may result in broad diversification among industry sectors. The Fund does not currently have a formal policy to balance sector weightings, however, following the Realignment, securities held by the Fund may be sold to rebalance sector weightings. It is currently anticipated that transaction costs associated with portfolio repositioning transactions related to the Realignment will not have a material impact on the Fund. In addition, while the Fund has the ability to lend securities, it typically has not done so. JIF Research Fund does engage in securities lending and it is anticipated that the Fund may also engage in securities lending.

Pursuant to the post-Realignment investment strategies:

•	The Fund will pursue its investment objective primarily by investing in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

•	Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers.

•	The Research Team selects investments for the Fund that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Research Team, comprised of sector specialists, conducts a fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

•	The Fund may sell positions when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. The Fund may sell securities from the portfolio to rebalance sector weightings.

•	It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Fund’s Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.

In connection with the Realignment, the Board of Trustees has approved an amended and restated investment advisory agreement for Janus Portfolio that would implement a change to the benchmark index and the full performance rate for Janus Portfolio used to calculate the performance adjustment (“Performance Adjustment”) to the advisory fee. This change is intended to align the performance fee components with the investment strategy changes. The Realignment and the amended and restated advisory agreement will only take effect if the merger of JIF Janus Fund into JIF Janus Research Fund is completed; if the merger is not completed the Realignment and the amended and restated advisory agreement will not take effect and the Fund will continue to be managed pursuant to its existing investment objective and policies and existing advisory agreement. The Realignment does not require shareholder approval. If the proposed merger of JIF Janus Fund into JIF Janus Research Fund is completed, but the amended and restated advisory agreement for Janus Portfolio is not approved, the Board will reconsider whether to implement the Realignment and take such actions as it deems to be in the best interest of Janus Portfolio.

Q:	What effect will the change to the Performance Adjustment components for Janus Portfolio have upon the investment advisory fee rate the Fund pays to Janus Capital?

A:	Janus Portfolio pays Janus Capital a base investment advisory fee rate that adjusts up or down based on the Fund’s Performance Adjustment. The base fee rate, which is an annualized rate of 0.64% of the average daily net assets of the Fund, will not change. Whether the change in the Performance Adjustment results in an increase or decrease in the investment advisory fee that otherwise would have been paid by the Fund depends on whether the Fund’s future performance compares more favorably with the new performance fee benchmark index and full performance rate or the current performance fee benchmark index and full performance rate. While it is not possible to predict the effect of the change to the Performance Adjustment on future advisory fees paid by the Fund to Janus Capital, since any adjustment will depend on the future cumulative performance of the Fund relative to the approved performance fee benchmark index and full performance rate, as well as future changes to the size of the Fund over a specified period of time, this proxy statement contains information to help you evaluate the impact of this change.

Proposal 4: Election of an Additional Trustee

Q:	Why are shareholders being asked to elect an additional Trustee?

A:	Currently, the Board of Trustees of the Trust has eight members, each of whom is an Independent Trustee (as described below). In connection with the Transaction, the Board has sought to increase the size of the Board to nine members and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Trustee. Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc., a subsidiary of Henderson. Ms. Wallace was unanimously approved by the Board to stand for election, upon a recommendation from the Board’s Nominating and Governance Committee. Among other things, the Board considered Ms. Wallace’s background and experience in the financial services industry, including with the Henderson funds, and determined that the addition of Ms. Wallace to the Board would provide valuable continuity and enhance the Board’s oversight of the Funds following the completion of the Transaction.

Each current Trustee and the Trustee Nominee is an Independent Trustee, meaning that each is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust, Janus Capital, any sub-adviser, or Henderson. Information about the Trustee Nominee, including age, principal occupations during the past five years, and other information, such as the Trustee Nominee’s experience, qualifications, attributes, or skills, is set forth in this Proxy Statement.

Proposal 5: Approval of Manager of Managers Structure

Q:	Why are shareholders being asked to vote on the Manager of Managers structure?

A:	Janus Capital and the Trust obtained exemptive relief from the U.S. Securities and Exchange Commission (“SEC”) that provides Janus Capital with the flexibility to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without the costs and delays associated with holding a shareholder meeting. This is referred to as “Manager of Managers” relief. However, in order to utilize the relief, shareholders of a Fund must approve its use for their Fund. There are no proposed changes to any Fund’s existing sub-advisory arrangement at this time. In the future, if Janus Capital and/or the Board determines that resources of a sub-adviser, or different sub-adviser, would be beneficial for a Fund, your approval of the Manager of Managers Proposal would allow Janus Capital to engage the sub-adviser, and change the sub-adviser, without incurring the costs related to a shareholder meeting and proxy solicitation. The appointment of the sub-adviser is subject to Board approval and you would receive notification of each such engagement.

Voting

Q:	How does the Board of Trustees of the Trust suggest I vote with respect to each proposal?

A:	After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote FOR each proposal. Please see the section of the Proxy Statement for a discussion of the Board’s considerations in making such recommendations.

Q:	Who is eligible to vote?

A:

Shareholders who owned shares of a Fund and other series of the Trust at the close of business on December 29, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Fund.

Shares of each Fund are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Funds may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted.

Q:	How can I vote my shares?

A:	You can vote or provide instructions in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail, by sending the enclosed proxy card(s) (completed, signed and dated) in the enclosed envelope; or
•	In person at the Meeting on April 6, 2017.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the proposals are not received by the date of the Meeting, the persons designated as proxies may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares with respect to the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted.

Q:	If I send my vote in now as requested, can I change it later?

A:	Yes. Shareholders may revoke their proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if a shareholder plans to attend the Meeting, we ask that all shareholders return proxy card(s) or vote by telephone or Internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the proposals. Shareholders should send notices of revocation to Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206, Attn: Secretary.

Q:	What is the required vote to approve the proposals?

A:	Approval of Proposals 1, 2, 3 and 5 with respect to each applicable Fund requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”), of such Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Shareholders of each applicable Fund (with all classes of shares of a Fund voting together as a single class) will vote separately on Proposals 1, 2, 3 and 5 relating to their Fund. An unfavorable vote on any proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, Proposals 1 and 2 will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

For Proposal 4, the Trustee election will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust. Proposal 4 will only take effect upon the closing of the Transaction.

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A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who is paying the costs of this solicitation?

A:	Janus Capital will pay the fees and expenses related to each proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting.

Q:	Whom should I call for additional information about this Proxy Statement?

A:	Please call Computershare, the proxy solicitor engaged by Janus Capital, at 1-866-492-0863.

Proposals

Fund	Proposal 1: Advisory Agreement	Proposal 2: New Sub- Advisory Agreement (with the sub-adviser listed below)	Proposal 3: Amended and Restated Advisory Agreement	Proposal 4: Election of Additional Trustee	Proposal 5: Manager of Managers
Balanced Portfolio	X			X	X
Enterprise Portfolio	X			X	X
Flexible Bond Portfolio	X			X	X
Forty Portfolio	X			X	X
Global Allocation Portfolio – Moderate	X			X	X
Global Research Portfolio	X			X	X
Global Technology Portfolio	X			X	X
Global Unconstrained Bond Portfolio	X			X
Janus Aspen INTECH U.S. Low Volatility Portfolio	X	X (INTECH)		X	X
Janus Aspen Perkins Mid Cap Value Portfolio	X	X (Perkins)		X	X
Janus Portfolio	X		X	X	X
Overseas Portfolio	X			X	X

January 20, 2017

JANUS ASPEN SERIES

Balanced Portfolio Enterprise Portfolio Flexible Bond Portfolio Forty Portfolio Global Allocation Portfolio – Moderate Global Research Portfolio	Global Technology Portfolio Global Unconstrained Bond Portfolio Janus Aspen INTECH U.S. Low Volatility Portfolio Janus Aspen Perkins Mid Cap Value Portfolio Janus Portfolio Overseas Portfolio

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Janus Aspen Series (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposals (each, a “Proposal”) that have already been approved by the Board:

Proposal 1.	For all Funds, to approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

Proposal 2.	For certain Funds, to approve a new sub-advisory agreement between the Adviser and the Fund’s current sub-adviser as follows:

a.	For Janus Aspen INTECH U.S. Low Volatility Portfolio, to approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC (“INTECH”); and

b.	For Janus Aspen Perkins Mid Cap Value Portfolio, to approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC (“Perkins” and together with INTECH, each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

Proposal 3.	For Janus Portfolio, to approve an amended and restated investment advisory agreement to change the benchmark index and full performance rate used to calculate the performance adjustment component of the Fund’s investment advisory fee rate.

Proposal 4.	For all Funds, to elect an additional Trustee to the Board of Trustees of the Trust.

Proposal 5.	For all Funds, except Global Unconstrained Bond Portfolio, to approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on April 6, 2017 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). Any shareholder of record who owned shares of the Trust or a Fund as of the close of business on December 29, 2016 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. At the Meeting, shareholders will be asked to vote on each proposal applicable to each Fund for which shares were held as of the Record Date.

Shares of each Fund are available in connection with investment in and payments under variable life insurance contracts and variable annuity contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). Shares of the Funds may also be available to certain qualified retirement plans. Individual contract owners are not the “shareholders” of a Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted.

You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 1-866-492-0863. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about January 20, 2017.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/variable-insurance, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

INTRODUCTION

The Adviser is a direct subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Recently, Janus and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016.

The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”). Janus Henderson will have approximately $326 billion in assets under management and a combined market capitalization of $5.75 billion. The name of your Fund, and most of the mutual funds offered by the Adviser, will also be renamed to reflect “Janus Henderson” in the name. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Under the terms of the Merger Agreement, as of the effective time of the Transaction, (i) Richard M. Weil, the current Chief Executive Officer of Janus, will become a co-Chief Executive Officer of Janus Henderson and (ii) Andrew J. Formica, the current Chief Executive Officer of Henderson, will become a co-Chief Executive Officer of Janus Henderson.

Janus Henderson will have a Board of Directors consisting initially of twelve directors, (i) six of whom will be persons designated by the existing Board of Directors of Henderson, and (ii) six of whom will be persons designated by the existing Board of Directors of Janus.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Merger Agreement by the holders of common stock of Janus; (ii) the requisite approval of the shareholders of Henderson of the Transaction and certain related matters; (iii) regulatory approvals; and (iv) receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies.

The Merger Agreement contains certain termination rights for each of Henderson and Janus, including in the event that (i) the Transaction is not consummated on or before September 30, 2017, (ii) the approval of the Transaction by the shareholders of Henderson or the stockholders of Janus is not obtained at the respective shareholder meetings or (iii) if any restraint that prevents, makes illegal or prohibits the consummation of the Transaction shall have become final and non-appealable. In addition, Henderson and Janus can each terminate the Merger Agreement prior to the shareholder meeting of the other party if, among other things, the other party’s board of directors has changed its recommendation that its shareholders approve the Transaction, and adopt the Merger Agreement.

Janus and Henderson currently expect to complete the Transaction during the second quarter of 2017.

Shareholders of the Funds are being asked to consider Proposals 1 and 2 (approval of advisory and sub-advisory agreements) and 4 (appointment of trustee) in connection with the Transaction. These Proposals are contingent upon the Closing of the Transaction and will take effect only if the Transaction closes. Proposals 3 (amended advisory agreement for Janus Portfolio) and 5 (manager of managers proposal) are not related to the Transaction and will take effect whether or not the Transaction closes, and in the case of Proposal 3, assuming all conditions described herein are met.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

(All Funds)

Background

Pursuant to a separate investment advisory agreement between Janus Capital and the Trust on behalf of each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Capital serves as each Fund’s investment adviser. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B to this Proxy Statement.

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction may be deemed an “assignment” of each Current Advisory Agreement which would cause the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and the shareholders of a fund in order for it to become effective.

The Proposal

With respect to each Fund, shareholders of the Fund are being asked to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser that are substantially similar to the Current Advisory Agreement to take effect immediately after the Transaction or shareholder approval, whichever is later (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”).

At an in-person meeting of the Board on December 8, 2016, and for the reasons discussed below (see “Board Considerations” after Proposal 2 in this Proxy Statement), the Board, all of whom are Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Adviser, any sub-adviser or Henderson (the “Independent Trustees”), unanimously approved the New Advisory Agreement on behalf of each Fund and unanimously recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreements, see “Board Considerations” after Proposal 2 in this Proxy Statement. The form of the New Advisory Agreement is attached hereto as Appendix L to this Proxy Statement.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of each New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. There is no change in the fee rate payable by each Fund to the Adviser. Changes made to the New Advisory Agreement compared to the Current Advisory Agreement include the date of expiration, and, for Funds with a performance-based investment advisory fee, changes to ensure continuity of the advisory fee based on the Fund’s historical performance, as provided for under the Current Advisory Agreement. If approved by shareholders of a Fund, the New Advisory Agreement for each Fund will have an initial term until February 1, 2018 and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

For Janus Portfolio, if the Amended Advisory Agreement (as defined in Proposal 3) is approved and entered into prior to the Closing of the Transaction, the Amended Advisory Agreement would replace the Current Advisory Agreement. Under these circumstances, the New Advisory Agreement for Janus Portfolio would be substantially similar to the Amended Advisory Agreement, as opposed to the Current Advisory Agreement. For additional information regarding the Amended Advisory Agreement, see “Comparison of the Current Advisory Agreement and the Amended Advisory Agreement” in Proposal 3.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to each Fund are the same under the Current Advisory Agreements and the New Advisory Agreements. Both the Current Advisory Agreements and New Advisory Agreements provide that the Adviser shall furnish continuous advice and recommendations to each Fund, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Trust’s Amended and Restated Trust Instrument, as then in effect, the Trust’s Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Fund may reasonably require, in order to keep the Board and appropriate officers of each Fund and the Trust fully informed as to the condition of the investment portfolio of each Fund. The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreements as under the Current Advisory Agreements.

Janus Global Unconstrained Bond Portfolio has a subsidiary to which Janus Capital provides investment advisory services (the “Subsidiary”). The Subsidiary has entered into a separate investment advisory agreement with Janus Capital (the “Subsidiary Advisory Agreement”). The consummation of the Transaction may be deemed an “assignment” of the Subsidiary Advisory Agreement which would cause the automatic termination of the Subsidiary Advisory Agreement, as required by the 1940 Act. In order to permit Janus Capital to continue to serve as investment adviser to the Subsidiary following the Transaction, if the New Advisory Agreement is approved, Janus Capital will enter into a new investment advisory agreement with the Subsidiary, which will be substantially similar to the current Subsidiary Advisory Agreement.

Fees. Under each Current Advisory Agreement and New Advisory Agreement, the Fund pays to the Adviser an investment advisory fee which is calculated daily and paid monthly. Each Fund’s investment advisory fee rate under the New Advisory Agreement for such Fund is identical to the investment advisory fee rate under the Current Advisory Agreement. Certain Funds pay an investment advisory fee rate that may adjust up or down based on such Fund’s performance relative to the cumulative investment record of its benchmark index over a performance measurement period. For each such Fund, the terms of such performance adjustment under the New Advisory Agreement are identical to the terms of such performance adjustment under the Current Advisory Agreement. Appendix C to this Proxy Statement sets forth each Fund’s investment advisory fee rate. Appendix F to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Fund’s most recently ended fiscal year.

Payment of Expenses. Under each Current Advisory Agreement and the New Advisory Agreement, the Funds assume and pay all expenses incidental to their organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Fund expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sales of Fund shares. The Funds, along with other Janus funds, also pay some or all of the salaries, fees, and expenses of certain Fund officers and employees of the Adviser (also sharing certain expenses and salaries for the Funds’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time).

Other Services. Under each Current Advisory Agreement and New Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of each Fund. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding each Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of each Fund. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees—Administrator” for additional information regarding these administrative services.

Limitation on Liability. The Current Advisory Agreements and New Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties and except to the extent otherwise provided by law.

Continuance. The Current Advisory Agreement for each Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for each Fund will have an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination. The Current Advisory Agreement and New Advisory Agreement for each Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60)  days’ advance written notice of termination to the Fund, addressed to its principal place of business.

Interim Advisory Agreements

In the event shareholders of a Fund do not approve the New Advisory Agreement at the Meeting prior to the closing of the Transaction, an interim investment advisory agreement between the Adviser and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) will take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Merger Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test and would continue to meet this test after the election of an additional trustee pursuant to Proposal 4. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Merger Agreement, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is a direct subsidiary of Janus. Janus is a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Janus offers a broad range of investment solutions, including fixed income, equity, alternative and multi-asset class strategies. Investment strategies are offered through open-end funds domiciled in both the U.S. and offshore, as well as through separately managed accounts, collective investment trusts and exchange-traded products. Based in Denver, Janus has offices located in 12 countries throughout North America, Europe, Asia and Australia.

The Adviser has managed primarily growth equity portfolios since 1969. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of September 30, 2016, the Adviser had approximately $148.8 billion in assets under management. The business address of Janus and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

Information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by the Adviser, a Sub-Adviser or Henderson that have similar investment strategies to a Fund is set forth in Appendix D to this Proxy Statement.

Certain information regarding the executive officers and directors of the Adviser and Sub-Advisers is set forth in Appendix E to this Proxy Statement.

Additional Information About Henderson

Henderson is the holding company of the investment management group, Henderson Global Investors, an independent global asset management business with over 1,000 employees worldwide and approximately $131.2 billion in assets under management as of September 30, 2016. As a global money manager, Henderson provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson has been managing assets for clients since 1934. Henderson is a multi-skill, multi-asset management business with a worldwide distribution network. Henderson’s U.S. subsidiary Henderson Global Investors (North America) Inc. serves as investment adviser to a family of 11 U.S. registered mutual funds with approximately $12.4 billion in assets as of September 30, 2016 (excluding liquidated funds), most of which are proposed to be integrated into the Janus fund complex upon the closing of the Transaction.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator. Janus Capital also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. Janus Capital is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Capital and the Trust, the Funds reimburse Janus Capital for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Janus Capital does not receive a fee for serving as administrator to the Funds. Janus Capital intends to provide the same administrative services after implementation of the proposed New Advisory Agreement.

Distributor. Janus Distributors LLC (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as the distributor for the Funds’ shares. Service Shares of the Funds have adopted a distribution and shareholder servicing plan in accordance with Rule 12b-1 under the 1940 Act. The plan is a compensation type plan pursuant to which the Funds pay, on behalf of Service Shares, distribution and/or service fees to the Distributor up to 0.25% intended to result in the sale and/or shareholder servicing of Service Shares of the Funds. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries and may retain amounts paid by the Funds. Payments under the plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. The Distributor intends to continue to provide the same services after implementation of the proposed New Advisory Agreement. Fees paid by Service Shares of each Fund to the Distributor, pursuant to the 12b-1 plan, during the Fund’s last fiscal year, is set forth in Appendix F to this Proxy Statement.

Transfer Agent. Janus Services LLC (“Janus Services”), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of the Adviser, serves as each Fund’s transfer agent. Janus Services receives an administrative services fee at an annual rate of 0.05% of the average daily net assets of each Fund for arranging for the provision by participating insurance companies and qualified plan service providers of administrative services, including recordkeeping, subaccounting, order processing, or other shareholder services provided on behalf of contract holders or plan participants investing in the Funds. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing investors, and answering inquiries regarding accounts. Janus Services expects to use this entire fee to compensate insurance companies and qualified plan service providers for providing these services to its customers who invest in the Funds. Any unused portion will be reimbursed to the applicable share class at least annually. In addition, Janus Services provides or arranges for the provision of certain other internal administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services is not compensated for these internal services related to the Shares, except for out-of-pocket costs. Fees paid to Janus Services by the Funds for compensation payable to third party intermediaries went into effect May 1, 2016. Fees paid by each Fund to Janus Services during the Fund’s last fiscal year is set forth in Appendix F to this Proxy Statement.

Affiliated Brokerage. No Fund paid brokerage commissions within the last fiscal year to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund, the Adviser or any Sub-Adviser of such Fund.

Payments to Affiliates. During each Fund’s last fiscal year, no Fund made any material payments to the Adviser or Sub-Adviser to such Fund or any affiliated person of the Adviser or Sub-Adviser to such Fund for services provided to the Fund (other than pursuant to the Current Advisory Agreement, Current Sub-Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Services as described herein).

Shareholder Approval

To become effective with respect to a Fund, each New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Fund’s New Advisory Agreement.

PROPOSAL 2 APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH CURRENT SUB-ADVISER

(Sub-Advised Funds)

Background

For Janus Aspen INTECH U.S. Low Volatility Portfolio (the “INTECH Fund”), the Adviser has retained INTECH, an indirect wholly-owned subsidiary of the Adviser, as sub-adviser to manage the assets of the Fund. For Janus Aspen Perkins Mid Cap Value Portfolio (the “Perkins Fund”), the Adviser has retained Perkins, an indirect wholly-owned subsidiary of the Adviser, as sub-adviser to manage the assets of the Fund.

The Adviser has entered into (i) an investment sub-advisory agreement with INTECH with respect to the INTECH Fund (the “Current INTECH Sub-Advisory Agreement”), and (ii) an investment sub-advisory agreement with Perkins with respect to the Perkins Fund (the “Current Perkins Sub-Advisory Agreement”). Collectively, the Current INTECH Sub-Advisory Agreement and the Current Perkins Sub-Advisory Agreement are referred to herein as the “Current Sub-Advisory Agreements” and each as a “Current Sub-Advisory Agreement.” The Current INTECH Sub-Advisory Agreement is dated September 6, 2012, and was last approved by Janus as the initial shareholder of the INTECH Fund on that same date. The Current Perkins Sub-Advisory Agreement is dated December 31, 2008, and was last approved by the sole shareholder of the Perkins Fund on October 30, 2008. The Board most recently approved continuance of each Current Sub-Advisory Agreement at a meeting on December 9, 2015.

As with the Current Advisory Agreements, each Current Sub-Advisory Agreement, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Each of INTECH and Perkins is a direct wholly-owned subsidiary of the Adviser. Therefore, the consummation of the Transaction may be deemed an “assignment” of each Current Sub-Advisory Agreement. In addition, each Current Sub-Advisory Agreement provides that it will terminate upon the termination of the Current Advisory Agreement with respect to such Fund. As a result, the consummation of the Transaction would result in the termination of each Current Sub-Advisory Agreement.

The 1940 Act requires that each New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective.

The Proposal

Shareholders of the INTECH Fund are being asked to approve a new sub-advisory agreement between the Adviser and INTECH (the “New INTECH Sub-Advisory Agreement”), and shareholders of the Perkins Fund are being asked to approve a new sub-advisory agreement between the Adviser and Perkins (the “New Perkins Sub-Advisory Agreement” and, together with the New INTECH Sub-Advisory Agreement, each a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”). Each New Sub-Advisory Agreement will be substantially similar to the Current Sub-Advisory Agreement for each Fund.

At the December 8, 2016 Board meeting, and for the reasons discussed below (see “Board Considerations” after Proposal 2 in this Proxy Statement), the Board, all of whom are Independent Trustees, unanimously approved the New Sub-Advisory Agreement on behalf of each applicable Fund and unanimously recommended approval of the New Sub-Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Sub-Advisory Agreements, see “Board Considerations” after Proposal 2 in this Proxy Statement. The form of the New INTECH Sub-Advisory Agreement is attached hereto as Appendix M to this Proxy Statement. The form of the New Perkins Sub-Advisory Agreement is attached hereto as Appendix N to this Proxy Statement.

Because each New Sub-Advisory Agreement, like each Current Sub-Advisory Agreement, is between the Adviser and the Sub-Adviser, a Fund’s New Sub-Advisory Agreement will not take effect until the New Advisory Agreement for such Fund has been approved by shareholders.

Comparison of Current Sub-Advisory Agreements and New Sub-Advisory Agreements

The terms of each New Sub-Advisory Agreement are substantially similar to those of the corresponding Current Sub-Advisory Agreement. There is no change in the fee rate payable by the Adviser to the Sub-Adviser. If approved by shareholders of a Fund, the New Sub-Advisory Agreement for the Fund will have an initial term through February 1, 2018 and will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the

1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Sub-Advisory Agreements to the terms of the New Sub-Advisory Agreements.

Sub-Advisory Services. Under the terms of the agreements, the sub-advisory services provided by the Sub-Adviser to each Fund under the New Sub-Advisory Agreements and to be provided under the Current Sub-Advisory Agreements are the same. Both the Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser shall manage the investment operation of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s Amended and Restated Trust Instrument, as then in effect, the Trust’s Bylaws, as then in effect, and the registration statement of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Fund as a regulated investment company. The Sub-Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Fund may reasonably require, in order to keep the Trustees and appropriate officers of each Fund fully informed as to the condition of the investment portfolio of each Fund. Additionally, the Sub-Adviser shall furnish reports as may be reasonably requested by the Board or the Adviser, including, but not limited to reports relating to the valuation of the Fund’s assets.

Fees. Under both the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, the Adviser pays the Sub-Adviser the same sub-advisory fee rate of half of the investment advisory fee the Adviser receives from the Fund. The Adviser pays INTECH a sub-advisory fee at an annual rate of 0.25% of the Fund’s average daily net assets (net of any reimbursement of expenses incurred, fees waived by Janus Capital, or any recoupment of such reimbursement or fee reduction, each of which are shared equally between Janus Capital and INTECH), which equals 50% of the investment advisory fee rate payable by the Fund to the Adviser. The Adviser pays Perkins a sub-advisory fee equal to 50% of the investment advisory fee paid by the Perkins Fund to the Adviser (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). The sub-advisory fee paid by the Adviser to Perkins adjusts up or down based on the Perkins Fund’s performance relative to the Perkins Fund’s benchmark index over the performance measurement period. Information regarding the fees paid by the Adviser to the Sub-Adviser with respect to each Fund during each Fund’s last fiscal year are set forth in Appendix F to this Proxy Statement.

Payment of Expenses. Under each Current Sub-Advisory Agreement and New Sub-Advisory Agreement, the Sub-Adviser agrees to pay its own costs and expenses incurred in rendering its services.

Limitation on Liability. The Current Sub-Advisory Agreements and New Sub-Advisory Agreements provide that the Sub-Adviser will not be liable for, and the Adviser will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the agreement and except to the extent otherwise provided by law.

Continuance. The Current Sub-Advisory Agreement for each Fund continues in effect for successive one-year periods after its initial term, if such continuance is approved in the manner required by the 1940 Act. The New Sub-Advisory Agreement for each Fund will have an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Sub-Advisory Agreement.

Termination. The Current INTECH Sub-Advisory Agreement and New INTECH Sub-Advisory Agreement provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to INTECH at its principal place of business. Further, the Current INTECH Sub-Advisory Agreement and New INTECH Sub-Advisory Agreement provide that the agreement may be terminated (i) by the Adviser or by INTECH at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the other party, or (ii) by the Adviser or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under the agreement. In addition, the Current INTECH Sub-Advisory Agreement and New INTECH Sub-Advisory Agreement shall terminate, without penalty, upon termination of the Current Advisory Agreement or New Advisory Agreement, as applicable.

The Current Perkins Sub-Advisory Agreement and New Perkins Sub-Advisory Agreement provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of a Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to Perkins at its principal place of business. Further, the Current Perkins Sub-Advisory Agreement and New Perkins Sub-Advisory Agreement

provide that the agreement may be terminated (i) by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty, by giving ninety (90) days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by the Adviser or the Trust not to exceed ninety (90) days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Perkins; or (iii) by the Adviser or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under the agreement. In addition, the Current Perkins Sub-Advisory Agreement and New Perkins Sub-Advisory Agreement shall terminate, without penalty, upon termination of the Current Advisory Agreement or New Advisory Agreement, as applicable.

Interim Sub-Advisory Agreements

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meeting prior to the closing of the Transaction, an interim sub-advisory agreement between the Adviser and the applicable Sub-Adviser (each an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) will take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, including the Independent Trustees, unanimously approved an Interim Sub-Advisory Agreement for the INTECH Fund and the Perkins Fund in order to assure continuity of sub-advisory services to these sub-advised Funds after the Transaction. The terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Information About the Sub-Advisers

INTECH. INTECH serves as investment sub-adviser to the INTECH Fund, a series of the Trust. INTECH is organized as a Delaware limited liability company and is an independently managed direct wholly-owned subsidiary of the Adviser and an indirect subsidiary of Janus. INTECH is a global asset manager with one of the industry’s longest continuous performance records of mathematical equity investment strategies for institutional investors and $48.2 billion in assets under management as of September 30, 2016. INTECH’s global headquarters is located in West Palm Beach, Florida, with its research headquarters in Princeton, New Jersey, and an international headquarters in London. The business address of INTECH is 525 Okeechobee Blvd., Suite 1800, West Palm Beach, Florida 33401.

INTECH’s operations will be unaffected by the Transaction. INTECH’s CEO will continue to report to the Board of Directors of INTECH.

Perkins. Perkins serves as investment sub-adviser to the Perkins Fund, a series of the Trust. Perkins is organized as a Delaware limited liability company and is a direct wholly-owned subsidiary of the Adviser and an indirect subsidiary of Janus. Perkins is a value equity manager that uses a bottom-up approach to build diversified portfolios of what it believes to be high quality, undervalued stocks with favorable reward-to-risk characteristics. As of September 30, 2016, Perkins had approximately $9.4 billion in assets under management. The business address for Perkins is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

Perkins’s operations will be unaffected by the Transaction. Perkins’s CEO will continue to report to the Board of Directors of Perkins.

Additional Information. Certain information regarding the executive officers and directors of each Sub-Adviser is set forth in Appendix E to this Proxy Statement.

Shareholder Approval

To become effective with respect to a Fund, the New Sub-Advisory Agreement must be approved by a 1940 Act Majority (as defined herein) of the Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Sub-Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the New Sub-Advisory Agreement for each Fund will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval by shareholders of Janus funds representing a specified percentage of assets under management. In addition, each New Sub-Advisory Agreement will only take effect if a New Advisory Agreement for a Fund has been approved by shareholders.

In the event that the Transaction does not, for any reason, occur, each Current Sub-Advisory Agreement will continue in effect in accordance with its terms.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the New Sub-Advisory Agreement for their Fund.

BOARD CONSIDERATIONS

On September 15, 2016, Janus advised the Board of its intent to seek a strategic combination of its advisory business with Henderson. The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital and the Funds. Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson. The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH and Perkins.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH or Perkins in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its approval of the Current Advisory Agreements, as disclosed in each Fund’s most recent annual or semi-annual shareholder report, as applicable.

•	The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its approval of the Current Sub-Advisory Agreements, as disclosed in each Fund’s most recent annual or semi-annual shareholder report, as applicable.

•	Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

•	The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

•	Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

•	Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

•	The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

•	The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

•	The Transaction is not expected to result in any changes to the portfolio managers providing services to the Funds.

•	After the Transaction, the distribution and marketing services provided to the Funds were expected to be improved or enhanced based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

•	The intent of Janus Capital to take the necessary and appropriate steps to retain and attract key investment advisory personnel.

•	The intent of Janus to take the necessary and appropriate steps to retain and attract key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

•	Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be Interested Persons of such investment adviser. The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the Meetings of, the Funds’ shareholders, as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH or Perkins, and to recommend such agreements to the Funds’ shareholders for their approval.

PROPOSAL 3

APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT – CHANGE TO PERFORMANCE ADJUSTMENT

(For Janus Portfolio)

Background

Pursuant to the Current Advisory Agreement between Janus Capital and the Trust on behalf of Janus Portfolio (for purposes of this Proposal 3, the “Fund” refers to Janus Portfolio), Janus Capital serves as the Fund’s investment adviser. The date of the Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and approved for continuance by the Board are provided in Appendix B to this Proxy Statement.

Pursuant to the Fund’s Current Advisory Agreement, the Fund pays Janus Capital a performance-adjusted investment advisory fee. The calculation of the performance adjustment applies as follows: Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment. The Performance Adjustment is determined based on the Fund’s performance relative to the cumulative investment record of its benchmark index (the “Performance Fee Benchmark”) over a rolling 36-month performance measurement period, with incremental adjustments up or down to the advisory fee rate based on the amount of such outperformance or underperformance (the “Full Performance Rate”). As described below, in connection with certain proposed changes to the Fund’s investment strategy, Janus Capital has proposed, and the Board of Trustees has approved, an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) that reflects a change to the Full Performance Rate and Performance Fee Benchmark for the Fund. The 1940 Act and staff of the SEC require Fund shareholders to approve material amendments to an investment advisory agreement in order to become effective. A form of the Amended Advisory Agreement is attached hereto as Appendix O to this Proxy Statement.

Fund Realignment

The Fund has the same investment strategies as Janus Fund, a series of Janus Investment Fund (the “JIF Janus Fund”). The Board of Trustees of Janus Investment Fund has approved a merger of the JIF Janus Fund into Janus Research Fund, also a series of Janus Investment Fund (“JIF Research Fund”). Accordingly, if approved by the JIF Janus Fund’s shareholders, JIF Janus Fund will merge with and into JIF Research Fund and JIF Janus Fund will be terminated and liquidated.

In order to streamline the Janus product lineup and to more efficiently manage its portfolios, Janus Capital has proposed, and the Board of Trustees of the Fund has approved, changes to the name, principal investment strategies and portfolio management team of the Fund to align the Fund with the investment approach of JIF Research Fund (collectively, the “Realignment”). The Realignment and the Amended Advisory Agreement will only take effect if the merger of JIF Janus Fund into JIF Research Fund is completed; if the merger is not completed the Realignment and the Amended Advisory Agreement will not take effect and the Fund will continue to be managed pursuant to its existing investment objective and policies and existing advisory agreement. The Realignment does not require shareholder approval. If the proposed merger of JIF Janus Fund into JIF Janus Research Fund is completed, but the Amended Advisory Agreement is not approved, the Board will reconsider whether to implement the Realignment and take such actions as it deems to be in the best interest of Janus Portfolio.

Name Change. The name of the Fund would be changed from “Janus Portfolio” to “Research Portfolio” (or “Janus Henderson Research Portfolio,” assuming the Transaction is completed).

Investment Strategy Changes. The principal investment strategies of the Fund would be changed in connection with the Realignment.

The Fund would continue to focus on a portfolio of large cap common stocks, with the ability to invest in companies of any size. Following the Realignment, the Fund would apply an investment process in which a team of the Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research (the “Research Team”), selects investments that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles and expects to be broadly diversified among a variety of industry sectors, whereas the Fund’s current investment process, while utilizing ideas of the Research Team, is based on several portfolio managers applying their “bottom up” approach to selecting investments, which may result in broad diversification among industry sectors. The Fund does not currently have a formal policy to balance sector weightings, however, following the Realignment, securities held by the Fund may be sold to rebalance sector weightings. It is currently anticipated that transaction costs associated with portfolio repositioning transactions related to the Realignment will not have a material impact on the Fund. In addition, while the Fund has the ability to lend securities, it typically has not done so. JIF Research Fund does engage in securities lending and it is anticipated that the Fund may also engage in securities lending.

Principal Investment Strategies. The following is intended to show the primary similarities and differences between the current principal investment strategies and those that would be implemented following the Realignment.

Current Investment Strategies	Post-Realignment Investment Strategies
General Strategy, Company Size and Geographic Distribution
The Fund pursues its investment objective primarily by investing in common stocks selected for their growth potential. Although the Fund may invest in companies of any size, it generally invests in larger, more established companies.	The Fund pursues its investment objective primarily by investing in common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.
The Fund may invest in foreign securities, which may include investments in emerging markets.	Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team emphasizes investments in securities of U.S.-based issuers.
Investment Approach
The portfolio managers of the Fund apply a “bottom up” approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

The Adviser’s equity research analysts, overseen by the Portfolio Oversight Team led by the Adviser’s Director of Research (“Research Team”), select investments for the fund that represent the Research Team’s high-conviction investment ideas in all market capitalizations and styles. The Research Team, comprised of sector specialists, conducts a fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

The Fund may sell positions when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. The Fund may sell securities from the portfolio to rebalance sector weightings.

It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Fund’s Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.

Portfolio Manager Changes. Currently, co-portfolio managers Jean Barnard and Burton H. Wilson jointly share responsibility for the day-to-day management of Janus Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Following the Realignment, the Research Team (Janus Capital’s equity research analysts overseen by the Portfolio Oversight Team led by Carmel Wellso) will select investments for the Fund and Carmel Wellso will be responsible for the day-to-day management of the Fund.

Carmel Wellso is the Adviser’s Director of Research and Executive Vice President of Janus Research Fund. Ms. Wellso is also portfolio manager of other Janus accounts. She joined Janus Capital in June 2008 as a research analyst. Ms. Wellso holds a Bachelor’s degree in English Literature and Business Administration from Marquette University and a Master’s degree from the Thunderbird School of Global Management.

Board Approval. The changes to the Fund’s name, principal investment strategies and portfolio management team do not require shareholder approval in order to become effective. At a meeting of the Board of Trustees held December 8, 2016, the Board, for the reasons discussed below, unanimously approved the changes to the Fund’s name, principal investment strategies and related matters, subject to the completion of the merger of JIF Janus Fund into JIF Research Fund. However, if the proposed merger of JIF Janus Fund into JIF Janus Research Fund is completed, but the amended and restated advisory agreement is not approved, the Board will consider whether to nonetheless implement the Realignment and will take such actions as it deems to be in the best interest of Janus Portfolio.

Proposed Changes to Performance Fee Adjustment Calculation

In connection with the Realignment, the Board has approved the Amended Advisory Agreement that reflects a change to the Full Performance Rate and the Performance Fee Benchmark for the Fund. The Board met at a series of meetings, including meetings of certain committees thereof, commencing with an in person meeting of the Board on October 19, 2016 and concluding with an in person meeting of the Board on December 8, 2016, for purposes of, among other things, considering whether to approve the Amended Advisory Agreement.

Pursuant to the Fund’s Current Advisory Agreement and proposed Amended Advisory Agreement, the Fund pays Janus Capital a performance-adjusted investment advisory fee. The calculation of the performance adjustment applies as follows: Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment. Under both the Current Advisory Agreement and the Amended Advisory Agreement, the investment advisory fee rate consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee, 0.64%, to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance to the cumulative investment record of its Performance Fee Benchmark over a 36-month performance measurement period. Under both the Current Advisory Agreement and the Amended Advisory Agreement, incremental adjustments up or down to the advisory fee rate are determined based on the amount of such outperformance or underperformance.

In connection with the Realignment, it is proposed that the Performance Adjustment calculation for the Fund be modified by changing the Full Performance Rate and Performance Fee Benchmark. A comparison of the current and proposed Full Performance Rate and Performance Fee Benchmark is as follows:

	Current Advisory Agreement	Amended Advisory Agreement
Full Performance Rate	+/- 4.50%	+/- 5.00%
Performance Fee Benchmark	Core Growth Index	Russell 1000 Growth Index

The Core Growth Index is an internally-calculated, hypothetical index that combines total returns from the Russell 1000 Growth Index (50%) and the S&P 500 Index (50%). The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is designed to track the performance of the large capitalization growth segment of the United States equity market.

The Russell 1000 Growth Index is designed to track the performance of the large capitalization growth segment of the United States equity market.

As an example, if the Fund outperformed its Performance Fee Benchmark over the 36-month performance measurement period by its Full Performance Rate (+/- 4.50% under the Current Advisory Agreement and +/- 5.00% under the Amended Advisory Agreement), the advisory fee rate would increase by a full 0.15% (assuming constant assets). Conversely, if the Fund underperformed its Performance Fee Benchmark over the performance measurement period by its Full Performance Rate, the advisory fee rate would decrease by a full 0.15% (assuming constant assets). No performance adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s Performance Fee Benchmark is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms the Performance Fee Benchmark. Actual performance within the full range of the Full Performance Rate may result in positive or negative incremental adjustments to the advisory fee rate of greater or lesser than 0.15%.

The methodology by which the Performance Adjustment is calculated will not change. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Performance Fee Benchmark is 0.50% or greater (positive or negative) during the previous 36 months. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its Performance Fee Benchmark. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its Performance Fee Benchmark (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s Performance Fee Benchmark does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and its Performance Fee Benchmark. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the Fund.

The investment performance of the Fund’s Service Shares is used for purposes of calculating the Fund’s Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its Performance Fee Benchmark by comparing the investment performance of the Fund’s Service Shares against the cumulative investment record of the Performance Fee Benchmark, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

If this Proposal 3 is approved, the Amended Advisory Agreement will become effective upon the completion of the merger of JIF Janus Fund into JIF Research Fund, or as soon as practicable after shareholder approval of the Amended Advisory Agreement obtained (assuming the merger of JIF Janus Fund into JIF Research Fund has been completed). For performance measurement periods prior to the effective date of the Amended Advisory Agreement, the current Performance Fee Benchmark of the Core Growth Index will be used for purposes of evaluating the Fund’s performance and calculating the investment advisory fee rate. For performance measurement periods after that date, the new Performance Fee Benchmark of the Russell 1000 Growth Index will be used for that purpose, and will be implemented on a transitional basis described under “Implementation of the Changes to the Performance Adjustment.” The Full Performance Rate of +/- 5.00% will take effect immediately and replace the current Full Performance Rate of +/- 4.50%. If shareholders do not approve the Amended Advisory Agreement, the Performance Adjustment will continue to be measured in accordance with the terms of the Current Advisory Agreement. See “Additional Information Regarding the Performance Fee Adjustment” below for more information regarding the implementation of the changes to the Performance Adjustment.

Appendix F to this Proxy Statement sets forth the amount of fees paid to the Adviser during each Fund’s most recently ended fiscal year.

Comparison of the Current Advisory Agreement and the Amended Advisory Agreement

Other than the change to the Full Performance Rate and the Performance Fee Benchmark (each as described above) and the date of execution, the only other changes to the terms of the Current Advisory Agreement relate to the description of the period used for calculating the performance fee in order to allow for continuity of the fee based on the Fund’s historical performance over a 36 month measurement period and the Board’s ability to implement changes to the Performance Adjustment components.

It is expected that, if approved, the merger of JIF Janus Fund into JIF Research Fund will occur prior to the Closing of the Transaction, in which case the Amended Advisory Agreement, if approved, will replace the Current Advisory Agreement. However, if the merger of JIF Janus Fund into JIF Research Fund occurs after the Closing of the Transaction, the Amended Advisory Agreement, if approved, would replace the New Advisory Agreement, if approved. Other than the change to the Full Performance Rate, Performance Fee Benchmark and date of execution, the terms of the New Advisory Agreement and the Amended Advisory Agreement would be the same.

Investment Advisory Services. The investment advisory services to be provided by the Adviser to the Fund are the same under the Current Advisory Agreement and the Amended Advisory Agreement. Both the Current Advisory Agreement and Amended Advisory Agreement provide that the Adviser shall furnish continuous advice and recommendations to the Fund, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust’s Amended and Restated Trust Instrument, as then in effect, the Trust’s Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as the Fund may reasonably require, in order to keep the Board and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of the Fund.

Fees. Under the Current Advisory Agreement and Amended Advisory Agreement, the Fund pays to the Adviser an advisory fee which is calculated daily and paid monthly. The advisory base fee rate under the Amended Advisory Agreement is identical to the advisory base fee rate under the Current Advisory Agreement. The Fund pays an advisory fee rate that may adjust up or down based on the Fund’s performance relative to the cumulative investment record of its Performance Fee Benchmark over a performance measurement period. In addition to the change to the Full Performance Rate and the Performance Fee Benchmark, each as described above, the Amended Advisory Agreement also allows the Board, by a vote of a majority of the Trustees, including a majority of the Independent Trustees, to implement changes to the Performance Adjustment components where such changes do not result in a net increased compensation paid under the Amended Advisory Agreement. Appendix C to this Proxy Statement sets forth the advisory fee rate applicable to the Fund. Appendix F to this Proxy Statement sets forth the amount of fees paid by the Fund to the Adviser during the Fund’s most recently ended fiscal year.

Payment of Expenses. Under the Current Advisory Agreement and the Amended Advisory Agreement, the Fund assumes and pays all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Fund expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, and other costs of complying with applicable laws regulating the sales of Fund shares. The Fund, along with other Janus funds, also pays some or all of the salaries, fees, and expenses of certain Fund officers and employees of the Adviser (also sharing certain expenses and salaries for the Funds’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time).

Other Services. Under the Current Advisory Agreement and Amended Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of the Fund. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by the Adviser to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Board shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to the Fund pursuant to an Administration Agreement between Janus Capital and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees—Administrator” under Proposal 1 for additional information regarding these administrative services.

Limitation on Liability. The Current Advisory Agreement and Amended Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties except to the extent otherwise provided by law.

Continuance. The Current Advisory Agreement for the Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Amended Advisory Agreement will have an initial term until February 1, 2018, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreements.

Termination. The Current Advisory Agreement and Amended Advisory Agreement for the Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the Amended Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Fund, addressed to its principal place of business.

Additional Information Regarding the Performance Adjustment Calculation Changes

Comparison of Proposed and Current Performance Fee Benchmark Indices. The Core Growth Index is an internally-calculated, hypothetical index that combines total returns from the Russell 1000 Growth Index (50%) and the S&P 500 Index (50%). The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 1000 Growth Index is designed to track the performance of the large capitalization growth segment of the United States equity market. If the proposal is approved by shareholders, Janus Portfolio will change its Performance Fee Benchmark from the Core Growth Index to the Russell 1000 Growth Index.

The following chart compares the calendar year performance of the Fund’s current and proposed Performance Fee Benchmark. The charts show how the two benchmarks have performed differently at times over this period.

Year	Core Growth Index	Russell 1000 Growth Index
2016	9.50%	7.08%
2015	3.51%	5.67%
2014	13.38%	13.05%
2013	32.94%	33.48%
2012	15.64%	15.26%

The following chart shows how the monthly returns of the Fund’s Service Shares, the Core Growth Index and the Russell 1000 Growth Index have performed for the period January 1, 2014 through December 31, 2016.

Month	Janus Portfolio Service Shares	Core Growth Index	Russell 1000 Growth Index
January 2014	(3.59)%	(3.15)%	(2.85)%
February 2014	5.23%	4.86%	5.15%
March 2014	(1.81)%	(0.08)%	(1.01)%
April 2014	(0.89)%	0.37%	0.00%
May 2014	3.60%	2.73%	3.12%
June 2014	2.39%	2.01%	1.95%
July 2014	(1.74)%	(1.45)%	(1.53)%
August 2014	4.85%	4.29%	4.58%
September 2014	(1.87)%	(1.43)%	(1.45)%
October 2014	3.26%	2.54%	2.64%
November 2014	3.34%	2.93%	3.17%
December 2014	(0.22)%	(0.65)%	(1.04)%
January 2015	(0.26)%	(2.27)%	(1.53)%
February 2015	7.15%	6.21%	6.67%
March 2015	(0.61)%	(1.36)%	(1.14)%
April 2015	(0.48)%	0.73%	0.50%
May 2015	1.99%	1.35%	1.41%
June 2015	(2.12)%	(1.85)%	(1.76)%
July 2015	3.85%	2.74%	3.39%
August 2015	(6.94)%	(6.05)%	(6.07)%
September 2015	(3.41)%	(2.47)%	(2.47)%
October 2015	6.84%	8.52%	8.61%
November 2015	1.39%	0.29%	0.28%
December 2015	(1.53)%	(1.52)%	(1.47)%

Month	Janus Portfolio Service Shares	Core Growth Index	Russell 1000 Growth Index
January 2016	(6.81)%	(5.27)%	(5.58)%
February 2016	(0.82)%	(0.09)%	(0.04)%
March 2016	6.15%	6.76%	6.74%
April 2016	(0.54)%	(0.26)%	(0.91)%
May 2016	1.93%	1.87%	1.94%
June 2016	(1.34)%	(0.07)%	(0.39)%
July 2016	4.87%	4.20%	4.72%
August 2016	(0.65)%	(0.18)%	(0.50)%
September 2016	0.14%	0.19%	0.37%
October 2016	(2.45)%	(2.09)%	(2.35)%
November 2016	(0.25)%	2.94%	2.18%
December 2016	0.65%	1.61%	1.24%

Impact of Proposed Changes to the Advisory Fees. While it is not possible to predict the effect of the proposed changes on the future investment advisory fees to be paid to the Adviser since it will depend on the future performance of Janus Portfolio relative to the performance of its Performance Fee Benchmark and the Full Performance Rate, and future changes to the size of Janus Portfolio, below is information to help you evaluate the impact of the changes.

The following table shows: (i) the dollar amount of the actual investment advisory fee paid by Janus Portfolio for the twelve months ended June 30, 2015 and June 30, 2016, before and after application of the performance fee; (ii) the dollar amount of the pro forma investment advisory fee that would have been paid by Janus Portfolio before and after application of the performance fee, assuming the new Full Performance Rate, and the new Performance Fee Benchmark, the Russell 1000 Growth Index, were in effect for the entire performance measurement period; and (iii) the difference between the actual fees paid and the pro forma fees in dollars and as a percentage of the actual fees paid. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than actual advisory fees paid, and negative when the amount of the pro forma advisory fees would have been smaller than actual advisory fees paid.

Janus Portfolio
	Actual Advisory Fees Paid					Pro Forma Advisory Fees Paid
12-Months Ended	Before Performance Fee		Performance Fee	After Performance Fee		Before Performance Fee		Performance Fee			After Performance Fee		Difference $/%
June 30, 2015 June 30, 2016	$ $	3,822,183 3,393,045	($410,360) ($39,060)	$ $	3,411,823 3,353,985	$ $	3,822,183 3,393,045	($ ($	383,446 475,284	) )	$ $	3,438,737 2,917,761	$26,914 / 1% ($436,224)/(13%)

As reflected in the table above, if the changes to the Performance Adjustment had been in effect the Fund would have paid slightly higher investment advisory fees for the twelve months ended June 30, 2015, and lower investment advisory fees for the twelve months ended June 30, 2016.

Implementation of the Changes to the Performance Adjustment. If Proposal 3 is approved, the change to the Performance Fee Benchmark will be implemented on a prospective basis beginning as soon as practicable following the date of shareholder approval and the consummation of the merger of JIF Janus Fund into JIF Research Fund. However, because the Performance Adjustment is based upon a rolling 36-month performance measurement period, the new Performance Fee Benchmark will not be fully implemented for 36 months after the implementation of the Amended Advisory Agreement. During this transition period, Janus Portfolio’s return will be compared to a blended index return that reflects the performance of the current Performance Fee Benchmark, the Core Growth Index, for the portion of the performance adjustment period prior to implementation of the Amended Advisory Agreement, and the performance of the new Performance Fee Benchmark, the Russell 1000 Growth Index, after implementation of the Amended Advisory Agreement, each in accordance with the terms of the Amended Advisory Agreement.

For example, for the first month after the implementation of the changes to the Performance Adjustment, the Performance Adjustment would be calculated based on the performance of the Core Growth Index for the past 35 months (performance which occurred before the Amended Advisory Agreement was implemented) and the Russell 1000 Growth Index for the most recent month ended (performance that occurred after the Amended Advisory Agreement was implemented). At the conclusion of the transition period (36 months), the performance of the Core Growth Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Russell 1000 Growth Index.

The new Full Performance Rate will be used to calculate the Performance Adjustment beginning immediately in the first month following the implementation of the Amended Advisory Agreement and will be applied for the full 36-month performance measurement period.

Calculation of the Performance Adjustment. If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.

The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the twelve months ended June 30, 2015 and June 30, 2016 were $571,928,869 and $506,372,438, respectively.

Under the Amended Advisory Agreement, the monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its Performance Fee Benchmark by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Service Shares compared to the cumulative investment record of the Performance Fee Benchmark.

Example 1: Fund Outperforms its Performance Fee Benchmark by 5.00%

If the Fund has outperformed its Performance Fee Benchmark by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Base Fee Rate	Performance Adjustment Rate	Total Investment Fee Rate For That Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%

Example 2: Fund Performance Tracks its Performance Fee Benchmark

If the Fund’s performance has tracked the performance of its Performance Fee Benchmark during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Base Fee Rate	Performance Adjustment Rate	Total Investment Fee Rate For That Month
1/12th of 0.64%	0.00%	1/12th of 0.64%

Example 3: Fund Underperforms its Performance Fee Benchmark by 5.00%

If the Fund has underperformed its Performance Fee Benchmark by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Base Fee Rate	Performance Adjustment Rate	Total Investment Fee Rate For That Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Comparison of Current and Pro Forma Expenses. The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure applying the current Performance Fee Benchmark (the Core Growth Index) and Full Performance Rate (+/- 4.50%) and the pro forma fee structure applying the proposed Performance Fee Benchmark (the Russell 1000 Growth Index) and Full Performance Rate (+/- 5.00%), without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the proposed Performance

Fee Benchmark and Full Performance Rate were in place during the entire 36-month performance measurement period. The fees and expenses shown were determined based upon net assets as of June 30, 2016. For the 36 months ended June 30, 2016, the Fund underperformed both the Core Growth Index and the Russell 1000 Growth Index, and the June 30, 2016 average daily net assets were lower than the trailing 36-month average daily net assets. However, the Fund’s performance was better relative to the Core Growth Index than the Russell 1000 Index for the 36 months ended June 30, 2016, resulting in the actual management fee rate paid by the Fund being higher than the pro forma management fee rate that would have been paid by Janus Portfolio applying the new Performance Fee Benchmark and new Full Performance Rate, as shown in the Annual Fund Operating Expenses table below.

Shareholder fees are those paid directly from your investment and may include sales loads.

Annual fund operating expenses are paid out of the Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders. Owners of variable insurance contracts that invest in the shares of the Fund should refer to the variable insurance contract prospectus for a description of fees and expenses, as the following table and examples do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract. Inclusion of these charges would increase the fees and expenses described below.

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Service Shares	Current based on Core Growth Index and 4.50% Rate	Pro Forma based on Russell 1000 Growth Index and 5.00% Rate(1)
Management Fees (may adjust up or down)(2)	0.63%	0.55%
Distribution/Service (Rule 12b-1) Fees(3)	0.25%	0.25%
Other Expenses(4)	0.11%	0.11%
Total Annual Fund Operating Expenses	0.99%	0.91%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Institutional Shares	Current based on Core Growth Index and 4.50% Rate	Pro Forma based on Russell 1000 Growth Index and 5.00% Rate(1)
Management Fees (may adjust up or down)(2)	0.63%	0.55%
Other Expenses(4)	0.11%	0.11%
Total Annual Fund Operating Expenses	0.74%	0.66%

EXAMPLE:

The following Example is based on expenses as shown in the table above. The Example is intended to help you compare the cost of investing in the Fund under both the Current Advisory Agreement and the Amended Advisory Agreement, with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as shown above. The pro forma calculations assume the Performance Adjustment had been in effect for a 36-month period as of June 30, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares
Current based on Core Growth Index and 4.50% Rate	$101	$315	$547	$1,213
Pro Forma based on Russell 1000 Growth Index and 5.00% Rate	$93	$290	$504	$1,120
Institutional Shares
Current based on Core Growth Index and 4.50% Rate	$76	$237	$411	$918
Pro Forma based on Russell 1000 Growth Index and 5.00% Rate	$67	$211	$368	$822

(1)	Pro Forma annual fund operating expenses assumes the New Performance Benchmark was in effect for the entire measurement period. Because the proposed Performance Fee Benchmark will be implemented over a transitional period, actual advisory fees paid if the Amended Advisory Agreement is approved may have been higher.

(2)	The Management Fee is the investment advisory fee rate paid by the Fund to Janus Capital. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund’s Service shares versus the Core Growth Index (for “Current” expenses) and Russell 1000 Index (for “Pro Forma” expenses), over the 36-month period ended June 30, 2016. Once the Performance Adjustment is determined, it is applied across the Institutional Shares of the Fund. The annual investment advisory fee rate, prior to any Performance Adjustment, is 0.64% for each Fund.

(3)	Because Rule 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4)	“Other Expenses” have been restated to include an administrative services fee at the annual rate of 0.05% of the average daily net assets effective May 1, 2016, to compensate insurance companies or other financial intermediaries for services provided to contract owners and plan participants and may include reimbursements to Janus Services LLC of its out-of-pocket costs for serving as transfer agent and providing servicing to shareholders, including servicing provided by third parties. “Other Expenses” for all classes of the Fund may include reimbursement to the Adviser of its out-of-pocket costs for services as administrator.

Board Considerations

The Adviser met with the Trustees on December 7-8, 2016, to discuss the Amended Advisory Agreement and other matters related to the Realignment. At the meeting, the Trustees also discussed the Amended Advisory Agreement and other matters related to the Realignment with their independent counsel in executive session. During the course of this meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of this meeting the Board also considered the proposal to merge the JIF Janus Fund into the JIF Research Fund and undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by the Adviser to the Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the Fund in connection with the Transaction, see “Board Considerations” after Proposal 2 in this Proxy Statement beginning at page 13.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees approved the Amended Advisory Agreement and other matters related to the Realignment. In determining whether to approve the Amended Advisory Agreement, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

•	the terms of the Amended Advisory Agreement are substantially the same as the Current Advisory Agreement, except for the change to the Full Performance Rate and Performance Fee Benchmark;

•	the estimated impact of the change to the Full Performance Rate and Performance Fee Benchmark on the amount of advisory fees to be paid by the Fund, including consideration of comparative pro forma data showing the advisory fees payable if the Amended Advisory Agreement had been in place in prior years;

•	the Fund’s investment team will be able to more efficiently manage the Fund’s portfolio, assuming the merger of the JIF Janus Fund into the JIF Research Fund is implemented, which may also provide benefits from opportunities to aggregate trading across funds that have similar investment strategies;

•	the Adviser’s belief that the Fund shareholders may benefit from the Realignment, as a result of the research-driven investment process to be implemented, which includes lower historical transaction costs and potential performance gains from securities lending as compared to the Fund’s current investment approach;

•	the Realignment was being proposed as part of the Adviser’s efforts to streamline its product line;

•	the Adviser’s belief that the Fund would benefit from the Adviser’s operational efficiencies resulting from the merger of the JIF Janus Fund into the JIF Research Fund and the Realignment, including a potentially more efficient and effective investment management approach providing the potential for a growing fund and improved performance after the Realignment;

•	the costs of seeking approval of the Amended Advisory Agreement will be borne by the Adviser;

•	the costs incurred to reposition the Fund’s portfolio in connection with the Realignment;

•	the potential tax consequences of any repositioning of the Fund’s portfolio as a result of the Merger; and

•	any potential benefits of the Adviser and its affiliates as a result of the Realignment.

Shareholder Approval

To become effective with respect to Janus Portfolio, the Amended Advisory Agreement must be approved by a 1940 Act Majority (as defined herein) of the Fund, with all classes of shares voting together as a single class. The shares of Janus Portfolio will be counted using dollar-based voting. This means that each share of Janus Portfolio will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the Amended Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

The Realignment and the Amended Advisory Agreement will only take effect if the merger of JIF Janus Fund into JIF Research Fund is completed; if the merger is not completed the Realignment and the Amended Advisory Agreement will not take effect and the Fund will continue to be managed pursuant to its existing investment objective and policies and existing advisory agreement. The Realignment does not require shareholder approval. If the proposed merger of JIF Janus Fund into JIF Janus Research Fund is completed, but the Amended Advisory Agreement is not approved, the Board will consider whether to nonetheless implement the Realignment and will take such actions as it deems to be in the best interest of Janus Portfolio.

The Board unanimously recommends that shareholders of the Fund vote FOR approval of the Amended Advisory Agreement.

PROPOSAL 4

TRUSTEE ELECTION

Introduction

At the Meeting, shareholders of all series of the Trust will be asked to elect an additional individual to the Board of Trustees. Currently, the Board has eight members, each of whom is an Independent Trustee. In connection with the Transaction, the Board has sought to increase the size of the Board to nine members and has nominated Diane L. Wallace (the “Trustee Nominee”) to stand for election as a Trustee.

Ms. Wallace was unanimously approved by the Board to stand for election, upon a recommendation from the Board’s Nominating and Governance Committee, a committee consisting entirely of Independent Trustees, and the nomination was approved by all of the current Independent Trustees.

Ms. Wallace currently serves as a trustee of certain mutual funds advised by Henderson Global Investors (North America) Inc. and would qualify to serve as an Independent Trustee. Among other things, the Board considered Ms. Wallace’s background and experience in the financial services industry, including her experience with the Henderson funds, and determined that the addition of Ms. Wallace to the Board would provide valuable continuity and enhance the Board’s oversight of the Trust following the completion of the Transaction. The election by shareholders of the Trustee Nominee will provide the Board with flexibility going forward to replace Trustees as needed without the time and expense of unnecessary proxy solicitation.

The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominee named below unless the authority to vote for the Trustee Nominee is withheld.

If elected, the Trustee Nominee will serve as a Trustee until the next meeting of the shareholders, if any, called for the purpose of electing all Trustees or until the election and qualification of a successor. If a Trustee sooner dies, resigns, retires (currently expected at the end of the calendar year in which the Trustee turns age 75), or is removed as provided in the organizational documents of the Trust, the Board may, in its discretion and subject to the 1940 Act, select another person to fill the vacant position. If the Trustee Nominee should become unavailable for election at the Meeting due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Independent Trustees may recommend.

The Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. Shareholders also have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s organizational documents. Also, if at any time less than a majority of the Trustees holding office have been elected by the Trust’s shareholders, the Trustees then in office will promptly call a shareholder meeting for the purpose of electing one or more Trustees.

The Trustee Nominee and her background are shown on the following pages. This information includes each Trustee’s and the Trustee Nominee’s name, age, principal occupation(s) and other information about each Trustee and the Trustee Nominee’s professional background, including other directorships the Trustee or the Trustee Nominee holds or held, during the past five years. The address of each Trustee and the Trustee Nominee is 151 Detroit Street, Denver, Colorado 80206. Each Trustee serves, and the Trustee Nominee, if so elected will serve, as a trustee of Janus Investment Fund (“JIF”), another registered investment company advised by Janus Capital (JIF and the Trust, are collectively referred to herein as the “Janus Funds”). Collectively, the Janus Funds consist of 58 series as of December 31, 2016.

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Trustee/Nominee	Principal Occupation(s) and Other Directorships Held by Trustee/Nominee During Past Five Years
TRUSTEE NOMINEE:
Diane L. Wallace Year of Birth: 1958 Nominee	N/A	58	Retired. Independent Trustee, Henderson Global Funds (13 portfolios) (since 2015); Independent Trustee, State Farm Associates’ Funds Trust, State Farm Mutual Fund Trust, and State Farm Variable product Trust (28 portfolios) (since 2013).

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Trustee/Nominee	Principal Occupation(s) and Other Directorships Held by Trustee/Nominee During Past Five Years
INDEPENDENT TRUSTEES:
Alan A. Brown Year of Birth: 1962 Trustee	1/13-Present	58	Executive Vice President, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management). Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).
William D. Cvengros Year of Birth: 1948 Trustee	1/11-Present	58	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994). Advisory Board Member, Innovate Partners Emerging Growth and Equity Fund I (early stage venture capital fund) (since 2014) and Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).
Raudline Etienne Year of Birth: 1965 Trustee	6/16-Present	58	Senior Advisor, Albright Stonebridge Group LLC (global strategy firm) (since 2016). Formerly, Senior Vice President (2011-2015), Albright Stonebridge Group LLC; and Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011). Director of Brightwood Capital Advisors, LLC (since 2014).
William F. McCalpin Year of Birth: 1957 Chairman and Trustee	Chairman: 1/08-Present Trustee: 6/02-Present	58	Managing Partner, Impact Investments, Athena Capital Advisors LLC (independent registered investment advisor) (since 2016) and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Chief Executive Officer, Imprint Capital (impact investment firm) (2013-2015) and Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006). Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grant making foundation).

Name, Year of Birth, and Position(s) with the Trust	Length of Time Served for the Trust	Number of Funds in Fund Complex Overseen or to be Overseen by Trustee/Nominee	Principal Occupation(s) and Other Directorships Held by Trustee/Nominee During Past Five Years
Gary A. Poliner Year of Birth: 1953 Trustee	6/16-Present	58	Retired. Formerly, President (2010-2013) and Executive Vice President and Chief Risk Officer (2009-2012) of Northwestern Mutual Life Insurance Company. Director of MGIC Investment Corporation (private mortgage insurance) (since 2013) and West Bend Mutual Insurance Company (property/casualty insurance) (since 2013). Formerly, Trustee of Northwestern Mutual Life Insurance Company (2010-2013); Chairman and Director of Northwestern Mutual Series Fund, Inc. (2010-2012); and Director of Frank Russell Company (global asset management firm) (2008-2013).
James T. Rothe Year of Birth: 1943 Trustee	1/97-Present	58	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ. Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).
William D. Stewart Year of Birth: 1944 Trustee	6/84-Present	58	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).
Linda S. Wolf Year of Birth: 1947 Trustee	11/05-Present	58	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005). Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014) and The Field Museum of Natural History (Chicago, IL) (until 2014).

General Information Regarding the Board of Trustees

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each Fund on behalf of Fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Funds’ service providers, including the investment advisory agreements with Janus Capital and the Funds’ sub-advisers. The Trustees are also responsible for determining or changing the Funds’ investment objectives, policies, and available investment techniques, as well as for overseeing the Trust’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly with and without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each Fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Funds’ independent auditor have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Funds overseen and the various investment objectives of those Funds; (2) the manner in which the Funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Fund’s portfolio and the distribution of Fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus Funds in the complex.

There were 4 regular meetings and 5 special meetings of the Trustees held during the Trust’s fiscal year ended December 31, 2016. Each Trustee attended all of these meetings with few exceptions during that fiscal year. Because the Trust is not required to convene annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

Committees of the Board of Trustees

The Board of Trustees has six standing committees that perform specialized functions: an Audit Committee, a Brokerage Committee, an Investment Oversight Committee, a Legal and Regulatory Committee, a Nominating and Governance Committee, and a Pricing Committee. Each committee is comprised entirely of Independent Trustees and has a written charter that delineates its duties and powers. Each committee reviews and evaluates matters as specified in its charter and makes recommendations to the Trustees as it deems appropriate. Each committee may utilize the resources of counsel to the Independent Trustees and the Trust, independent auditors and other experts. The committees normally meet in conjunction with regular meetings of the Trustees but may convene at other times (in person or by telephone) as deemed appropriate or necessary. The membership and chairperson of each committee is appointed by the Trustees upon recommendation of the Trust’s Nominating and Governance Committee.

Audit Committee. The Audit Committee reviews the Trust’s financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, including the review of the adequacy of relevant personnel and the review of reports related to such system of internal controls, Form N-CSR and Form N-Q filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation and oversight of the Trust’s independent auditor, which performs the audits of the Funds’ financial statements, regular meetings and communication with relevant personnel at Janus Capital and the independent auditor, and pre-approval of all audit and non-audit services. The Committee also reviews any significant changes or improvements in accounting and audit processes that have been implemented. The Committee receives reports from Janus Capital’s enterprise risk management and internal audit departments. The Committee also receives annual representations from the Trust’s independent auditor as to its independence. Currently, the members of the Audit Committee are: William D. Cvengros (Chair), Gary A. Poliner and William D. Stewart. The Committee held 9 meetings during the fiscal year ended December 31, 2016.

Brokerage Committee. The Brokerage Committee reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of Fund portfolio transactions, oversees the implementation of the policies of Janus Capital and any subadviser on behalf of the Trusts, and reviews reports provided with respect to compliance with such policies. Currently, the members of the Brokerage Committee are: Alan A. Brown (Chair), James T. Rothe, and William D. Stewart. The Committee held 3 meetings during the fiscal year ended December 31, 2016.

Investment Oversight Committee. The Investment Oversight Committee oversees the investment activities of the Funds. The Committee meets regularly with investment personnel at Janus Capital and any subadviser to a Fund to review the investment performance, investment risk characteristics, and strategies of the Funds in light of their stated investment objectives and policies. Currently, the members of the Investment Oversight Committee are: William F. McCalpin (Chair), Alan A. Brown, William D. Cvengros, Raudline Etienne, Gary A. Poliner, James T. Rothe, William D. Stewart, and Linda S. Wolf. The Committee held 5 meetings during the fiscal year ended December 31, 2016.

Legal and Regulatory Committee. The Legal and Regulatory Committee oversees compliance with various procedures adopted by the Trust and compliance with any conditions included in any exemptive order of the SEC or other orders and settlement agreements applicable to the Trust, reviews reports and other materials related to such compliance, reviews certain regulatory filings made with the SEC, and oversees, among other matters, the implementation and administration of the Trust’s Proxy Voting Guidelines. The Committee also monitors the performance of legal counsel employed by the Trust, oversees administration of the Trust’s insurance program, and oversees the administration of the Trust’s securities lending program. Currently, the members of the Legal and Regulatory Committee are: Linda S. Wolf (Chair), Alan A. Brown, Gary A Poliner and William F. McCalpin. The Committee held 9 meetings during the fiscal year ended December 31, 2016.

Nominating and Governance Committee. The Nominating and Governance Committee identifies and recommends individuals for Trustee membership and an Independent Trustee to serve as Board Chairman, consults with Fund officers and the Board Chairman in planning Trustee meetings, reviews the responsibilities of each Board committee, which includes the need for new committees and the continuation of existing committees, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines adopted by the Trustees, which includes review of, and proposed changes to, Trustee compensation. In addition, the Nominating and Governance Committee leads the Trustees’ annual self-assessment process. Currently, the members of the Nominating and Governance Committee are: James T. Rothe (Chair), William F. McCalpin, and Linda S. Wolf. The Committee held 7 meetings during the fiscal year ended December 31, 2016.

Pricing Committee. The Pricing Committee reviews and approves, or disapproves or ratifies, fair valuation determinations and valuation methodologies, determines a fair value of restricted and other securities for which market quotations are not readily available, or that are deemed not to be reliable, pursuant to procedures adopted by the Trustees. The Committee also provides oversight of all types of derivative instruments used by the Trusts and the currency hedging activities of the Trusts, reviews the reasonableness of valuation procedures, management’s adherence to such procedures, the adequacy of supporting documentation, the frequency and magnitude of pricing errors, and other matters related to pricing the Janus Funds’ securities. Currently, the members of the Pricing Committee are: William D. Stewart (Chair), Raudline Etienne, James T. Rothe, and Linda S. Wolf. The Committee held 3 meetings during the fiscal year ended December 31, 2016.

Process for Identifying and Evaluating Trustee Nominees and Nominee Qualifications

The Nominating and Governance Committee of the Board is responsible for identifying and nominating candidates for appointment as Trustees. As stated in the Committee’s charter, (1) the principal criterion for selection of candidates for the Board is the candidate’s ability to contribute to the overall functioning of the Board and to carry out the responsibilities of a Trustee, and (2) the Trustees should, collectively, represent a broad cross section of backgrounds, functional disciplines, and experience. In considering a potential candidate’s qualifications to serve as a Trustee, the Committee may also take into account a variety of other diverse criteria, including, but not limited to (i) knowledge of the investment company industry; (ii) relevant experience; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) financial, technical or other expertise; (vi) time commitment to the performance of duties of a Trustee; (vii) stature commensurate with the responsibility of representing Fund shareholders; and (viii) if a candidate is nominated for an Independent Trustee position, that the person meets the independence criteria established by the 1940 Act and the Governance Procedures and Guidelines adopted by the Trustees.

Consistent with the Trust’s organizational documents and procedures adopted by the Nominating and Governance Committee, the Committee will consider Trustee nominations made by shareholders. Shareholders of a Fund may submit names of potential candidates for consideration by the Committee by submitting their recommendations to the Trust’s Secretary, at the address of the principal executive office of the Trust, in accordance with procedures adopted by the Committee. A copy of such procedures is included as Appendix 1 to the Nominating and Governance Committee Charter attached to this Proxy Statement as Appendix J.

The Committee may use any process it deems appropriate for identifying and evaluating candidates for service as a Trustee, which may include, without limitation, personal interviews, background checks, written submissions by the candidates, third party references and the use of consultants, including professional recruiting firms, which the Committee utilized to assist its efforts to identify and evaluate potential nominees during its most recent search. The Committee will evaluate nominees for a particular vacancy using the same process regardless of whether the nominee is submitted by a Fund shareholder or identified by some other means. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, the contributions of individual Trustees, whether the Board has an appropriate size and the right mix of characteristics, experiences and skills, and whether the age distribution and diversity among the Trustees is appropriate.

After completion of its process to identify and evaluate Trustee nominees, and after giving due consideration to all factors it deemed appropriate, the Committee approved for nomination, and recommended that the Trustees approve for nomination, the Trustee Nominee identified herein. The Committee believes that if elected, the Trustee Nominee qualifies to serve as an Independent Trustee. The Trustee Nominee’s background is detailed above.

The Committee and the Trustees considered the totality of the information available to them, and took into account the specific experience, qualifications, attributes or skills discussed below to conclude that each Trustee and Trustee Nominee should serve as a Trustee, in light of the Trust’s business and structure. In reaching these conclusions, the Committee and the Trustees, in the exercise of their reasonable business judgment, evaluated each Trustee and Trustee Nominee based on the criteria described above, and reviewed the specific experience, qualifications, attributes or skills that each Trustee and Trustee Nominee presented, none of which by itself was considered dispositive.

Independent Trustee Nominee

Diane L. Wallace: Service as Independent Trustee of Henderson Global Funds and other leading investment management firms, and as Chief Operating Officer, Senior Vice President of Operations, Treasurer and Chief Financial Officer of a leading investment management firm.

Independent Trustees

Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

Raudline Etienne: Service as Deputy Controller and Chief Investment Officer of a large public pension fund, Senior Vice President and Senior Adviser to a global strategy firm, and a Fund Independent Trustee since 2016.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

Gary A. Poliner: Service as President, and Vice President and Chief Risk Officer, of a large life insurance company, a director of private companies, service as director and Chairman and Director of unaffiliated fund complexes, and a Fund Independent Trustee since 2016.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management of the Funds. The Board, as part of its overall oversight responsibilities for the Funds’ operations, oversees Janus Capital’s risk management efforts with respect to the Janus funds. In the exercise of its reasonable business judgment, the Board also separately considers potential risks that may impact the Funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk, including, for example, those responsible for oversight of cyber risks; (2) senior managers responsible for oversight of portfolio construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with the Funds’ portfolio transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Fund matters brought before the Board.

The Board has appointed a Chief Compliance Officer for the Funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Funds and/or Janus Capital’s services to the Funds, and routinely meets with the Board in private without representatives of

Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Funds’ compliance policies and procedures that could expose the Funds to additional risk or adversely impact the ability of Janus Capital to provide services to the Funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Funds’ risk management process.

Trustee Share Ownership

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. For each Trustee, these investments are expected, in the aggregate and at a minimum, to equal median Trustee annual compensation with an allowance for new Trustees to reach this level of investment over time. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

The Trustees and the Trustee Nominee cannot directly own shares of the Funds without purchasing an insurance contract through one of the participating insurance companies or through a qualified retirement plan. To the best knowledge of the Trust, such Trustees as a group do not directly or beneficially own any outstanding shares of the Funds. The Trustees and the Trustee Nominee may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds but offered through different distribution channels. The table below gives the aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (58 funds as of December 31, 2016), owned by each Trustee and Trustee Nominee as of December 31, 2016:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds
Independent Trustees
William F. McCalpin	None	Over $100,000(1)
Alan A. Brown	None	Over $100,000
William D. Cvengros	None	Over $100,000
Raudline Etienne*	None	$10,001-$50,000
Gary A. Poliner*	None	Over $100,000(1)
James T. Rothe	None	Over $100,000(1)
William D. Stewart	None	Over $100,000
Linda S. Wolf	None	Over $100,000(1)
Independent Trustee Nominee
Diane L. Wallace	None	None

*	Raudline Etienne and Gary A. Poliner were elected as new Fund Trustees at a joint Special Meeting of Shareholders on June 14, 2016.
(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

Compensation of Trustees

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs/leads and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds and those amounts are included in Appendix G to this Proxy Statement. Janus Capital pays any Trustee not considered an “independent” Trustee, for their services as a Trustee. All of the Trustees and the Trustee Nominee are “independent;” therefore, none of the Trustees are paid by Janus Capital. The Trust and other funds managed by Janus Capital pay all or a portion of the compensation and related expenses of the Fund CCO and compliance staff, as well as certain Fund officers and Janus Capital employees, as authorized from time to time by the Trustees.

The Board’s Nominating and Governance Committee, which consists solely of Independent Trustees, annually reviews and recommends to the Independent Trustees any changes to compensation paid by the Funds to the Independent Trustees. The Independent Trustees also meet at least annually to review their fees in connection with the recommendations of the Nominating and Governance Committee, to ensure that such fees continue to be appropriate in light of the Trustees’ responsibilities as well as in relation to fees paid to trustees of other similarly situated mutual fund complexes.

The table set forth in Appendix G to this Proxy Statement show, for each Trustee, the compensation paid by each Fund to each Trustee for its last fiscal year, as well as the total compensation paid by all Janus Funds to each Trustee for the calendar year ended December 31, 2016.

Officers of the Trust

The officers of the Trust and their principal occupations are set forth in Appendix H to this Proxy Statement.

Shareholder Approval

Election of the Trustee Nominee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares of all Funds of the Trust.

For purposes of determining the election of the Trustee Nominee, abstentions and broker non-votes will have no effect on the outcome of the vote and, assuming the presence of a quorum, votes not cast or withheld will have no effect on the outcome of the vote.

Under a plurality voting standard the Trustee Nominee receiving the greatest number of affirmative votes will be elected. Because a single Trustee Nominee has been nominated to fill the vacancy and is unopposed, assuming the presence of a quorum, the Trustee Nominee is expected to be elected.

If elected by shareholders, and assuming consummation of the Transaction, it is expected that the Trustee Nominee will be seated as a Trustee of the Trust prior to the first meeting of the Board of Trustees of the Trust held after the consummation of the Transaction. The election of the Trustee Nominee is contingent on the closing of the Transaction. If the Transaction is not consummated, the Trustee Nominee will not join the Board of Trustees.

The Board unanimously recommends that shareholders of the Trust vote FOR the Trustee Nominee.

PROPOSAL 5

APPROVAL OF MANAGER OF MANAGERS PROPOSAL

(All Funds except Global Unconstrained Bond Portfolio)

The Board has approved, and recommends that shareholders approve, a proposal authorizing the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers and unaffiliated sub-advisers, with the approval of the Board, but without obtaining additional shareholder approval (the “Manager of Managers Proposal”).

The Manager of Managers Proposal

Shareholder Approval of Sub-Advisory Agreements. Federal securities laws generally require that shareholders approve agreements with a sub-adviser. Shareholder approval also is required if the terms of existing sub-advisory agreements are changed materially or if there is a change in control of the sub-adviser. In order to obtain shareholder approval, a fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process can be costly and time-consuming. The Board believes that it is in the Funds’ best interests if the Board represents their interests in approving or rejecting recommendations made by the Adviser regarding sub-advisers. This approach will avoid the costs and delays associated with holding shareholder meetings to obtain approval for future changes.

SEC Exemptive Order. On July 29, 2014, the SEC granted an order exempting the Trust and the Adviser from the federal securities law requirements to obtain shareholder approval regarding sub-advisory agreements between Janus Capital and wholly-owned sub-advisers and unaffiliated sub-advisers (the “SEC Exemptive Order”). The SEC Exemptive Order permits the Adviser to select sub-advisers to manage all or a portion of the assets of a Fund and enter into sub-advisory agreements with sub-advisers, and materially amend sub-advisory agreements with sub-advisers, subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining shareholder approval. Before a Fund may rely on the SEC Exemptive Order, the operation of the Fund in the manner permitted by the SEC Exemptive Order must be approved by shareholders.

In accordance with the SEC Exemptive Order, the Adviser will provide general management services, including overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to review and approval of the Board, the Adviser will (a) set a Fund’s overall investment strategies, (b) evaluate, select, and recommend sub-advisers to manage all or a portion of a Fund’s assets, and (c) implement procedures reasonably designed to ensure that sub-advisers comply with a Fund’s investment objective, policies and restrictions. Subject to review by the Board, the Adviser will (a) when appropriate, allocate and reallocate a Fund’s assets among multiple sub-advisers; and (b) monitor and evaluate the performance of sub-advisers.

Under the SEC Exemptive Order, the Trust and the Adviser are subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected. Among these conditions are that within 90 days of the hiring of a new sub-adviser, a Fund will provide shareholders with an information statement, or with a notice of the availability of such information statement, that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that the Fund would otherwise have been required to send to shareholders in a proxy statement.

Shareholder approval of the Manager of Managers Proposal will not result in an increase or decrease in the total amount of investment advisory fees that would be paid by a Fund to the Adviser.

Board Considerations

The Board believes that it is in the best interest of each Fund to afford the Adviser the flexibility to provide investment advisory services to each Fund through one or more sub-advisers that have particular expertise in the type of investments in which a Fund invests.

As described above, without the ability to utilize the SEC Exemptive Order, in order for the Adviser to appoint a new sub-adviser or modify a sub-advisory agreement materially, the Board must call and hold a shareholder meeting of that Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, the Adviser would be able to act more quickly to appoint a new sub-adviser if and when the Board and the Adviser believe that the appointment would benefit the Fund. The Board believes that granting the Adviser (subject to review and approval by the Board) maximum flexibility to select sub-advisers, without incurring the delay or expense of obtaining further shareholder approval, is in the best interest of the Funds because it will allow each Fund to operate more efficiently.

In addition, the Board believes that it is appropriate to vest the selection of sub-advisers in the Adviser (subject to review and approval by the Board) in light of the Adviser’s investment advisory expertise and its experience in selecting sub-advisers. The Board believes that if in the future it becomes appropriate to add or change a sub-adviser to your Fund, it can access this expertise and experience in ways that can add value to the Fund and its shareholders.

Although no new sub-advisory arrangements or changes to any Fund’s existing sub-advisory arrangement are being recommended in connection with the Transaction, the Adviser expects to continue to evaluate these relationships, including evaluating the capabilities of the existing Sub-Advisers, the capabilities of other possible sub-advisers and the enhanced capabilities of Janus Henderson, assuming the Transaction occurs. If that evaluation results in a recommendation to implement a new sub-advisory relationship or change any existing sub-advisory relationship, either in connection with the Transaction or separately, that recommendation could not be implemented without Board approval.

Finally, the Board believes that it will retain sufficient oversight of each Fund’s sub-advisory arrangements to seek to ensure that shareholders’ interests are protected whenever the Adviser selects a sub-adviser or modifies a sub-advisory agreement. The Board will continue to evaluate and to approve all proposed sub-advisory agreements, as well as any proposed modifications to existing sub-advisory agreements. In doing so, the Trustees will analyze such factors that they consider to be relevant to the determination. The terms of each sub-advisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the SEC Exemptive Order provides relief.

Shareholder Approval

To become effective with respect to a Fund, the Manager of Managers Proposal must be approved by a 1940 Act Majority (as defined herein) of the Fund, with all classes of shares voting together as a single class. For purposes of determining the approval of the Manager of Managers Proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the Manager of Managers Proposal by the shareholders of one Fund will not affect the implementation of the Manager of Managers Proposal by another Fund if the Manager of Manager Proposal is approved by the shareholders of that Fund.

Shareholder approval of the Manager of Managers Proposal is not being sought with respect to Global Unconstrained Bond Portfolio, as such Fund has already implemented the manager of managers structure at their inception.

If shareholders of a Fund approve the Manager of Managers Proposal, the Proposal will take effect whether or not the Transaction is consummated.

The Board unanimously recommends that shareholders of each Fund vote FOR approval of the Manager of Managers Proposal.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the Audit Committee’s recommendation, the Board of Trustees, all of whom are Independent Trustees, selected PricewaterhouseCoopers LLP (“PwC”) as the Trust’s independent registered public accounting firm during the Trust’s current fiscal year. In accordance with Independence Standards Board Standard No. 1 (“ISB No. 1”), PwC has confirmed to the Trust’s Audit Committee that it is an independent registered accounting firm with respect to the Funds. Representatives of PwC will be available at the Meeting to answer appropriate questions concerning the Trust’s financial statements and will have an opportunity to make a statement if they so choose.

Audit Fees. The aggregate fees billed for professional services rendered by PwC for the audit of annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal years ending in 2016 and 2015 for each Fund and Janus Capital or entities controlling, controlled by, or under common control with Janus Capital that provide ongoing services to the Funds (collectively, “Fund Service Providers”), are listed in the tables set forth in Appendix I to this Proxy Statement.

Audit-Related Fees. The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the financial statements and are not reported under “Audit Fees” above for the fiscal years ending in 2016 and 2015 for each Fund and the Fund Service Providers are listed in the tables set forth in Appendix I to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes the review of semiannual reports to shareholders.

Tax Fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning for the fiscal years ending in 2016 and 2015 for each Fund and the Fund Service Providers are listed in the tables set forth in Appendix I to this Proxy Statement. The nature of the services comprising the fees disclosed under this category includes tax compliance, tax planning, tax advice, and corporate actions review.

All Other Fees. The aggregate fees billed for products and services provided by PwC, other than the services reported in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above, for the fiscal years ending in 2016 and 2015 for each Fund and the Fund Service Providers are listed in the tables set forth in Appendix I to this Proxy Statement.

Pre-Approval of Certain Services. The Trust’s Audit Committee Charter requires the Audit Committee to pre-approve any engagement of PwC (i) to provide audit or non-audit services to the Trust or (ii) to provide non-audit services to the Fund Service Providers, if the engagement relates directly to the operations and financial reporting of the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “Pre-Approval Exception”). The Chair of the Audit Committee or, if the Chair is unavailable, another member of the Audit Committee who is an Independent Trustee, may grant the pre-approval. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

None of the services rendered by PwC to the Funds or to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any Fund Service Providers for the fiscal years ending in 2016 and 2015 were pre-approved by the Audit Committee pursuant to the Pre-Approval Exception.

Non-Audit Fees. The aggregate non-audit fees billed by PwC for services rendered to the Trust, and rendered to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Providers for the fiscal years ending in 2016 and 2015 are listed in the tables set forth in Appendix I to this Proxy Statement.

The Audit Committee has considered whether the provision of non-audit services that were rendered to Janus Capital (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC’s independence.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or Participating Insurance Company may request that you provide instruction on how to vote the shares you beneficially own. It is important to note that qualified plans and Participating Insurance Companies generally vote all shares proportionately in accordance with the instructions they have received. In addition, qualified plans and Participating Insurance Companies generally do not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of participants in qualified plans or contract owners can determine the manner in which a qualified plan or a Participating Insurance Company votes. Your qualified plan or Participating Insurance Company can provide you with additional information.

One-third of the outstanding shares entitled to vote at the Meeting with respect to each Fund shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to each proposal is described in greater detail below. In the event that the necessary quorum to transact business is not present or the vote required to approve a proposal is not obtained at the Meeting with respect to each Fund, the persons named as proxies may propose one or more adjournments or postponements of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement as to the proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present or the vote required to approve a proposal is not obtained, the persons named as proxies will vote those proxies for the Fund (excluding broker non-votes and abstentions) in favor of such adjournment or postponement if they determine additional solicitation is warranted and in the interest of the Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Certain funds in the Janus fund complex are considered “fund of funds” and invest their assets in the Janus funds. Such funds of funds will vote any shares of the Funds for and against any matter in the same proportion as the votes of other shareholders of the underlying funds.

Proposal 1: Approval of New Investment Advisory Agreement. Shareholders of each Fund will vote separately on Proposal 1. To become effective with respect to a Fund, the New Advisory Agreements require the affirmative vote of a 1940 Act Majority of the applicable Fund, with all classes of shares voting together as a single class. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent a number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Proposal 2: Approval of New Investment Sub-Advisory Agreement with Current Sub-Adviser. Shareholders of the INTECH Fund and the Perkins Fund will vote separately on Proposal 2. To become effective with respect to a Fund, the New Sub-Advisory Agreement must be approved by a 1940 Act Majority of the applicable Fund, with all classes of shares voting together as a single class. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Sub-Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Proposal 3: Approval of Janus Portfolio’s Amended Advisory Agreement. Shareholders of Janus Portfolio will vote separately on Proposal 3. To become effective with respect to Janus Portfolio, the Amended Advisory Agreement must be approved by a 1940 Act Majority of the Fund, with all classes of shares voting together as a single class. The shares of the Fund will be counted using dollar-based voting. This means that each share of the Fund will represent the number of votes equal to that share’s net asset value on the Record Date. For purposes of determining the approval of Janus Portfolio’s Amended Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

Proposal 4: Trustee Election. Election of an additional Trustee will be determined by the affirmative vote of a plurality (the greatest number of affirmative votes) of the shares with respect to each fund in the Trust. The presence in person or by proxy of the holders of record of one-third of the aggregate total shares entitled to vote of all funds in the Trust constitutes a quorum at the Meeting with respect to this Proposal 4 with all classes of shares of a Fund voting together as a single class.

Proposal 5: Approval of Manager of Managers Proposal. Shareholders of each Fund (except for Global Unconstrained Bond Portfolio) will vote separately on Proposal 5. To become effective with respect to a Fund, the Manager of Managers Proposal must be approved by a 1940 Act Majority of the Fund, with all classes of shares voting together as a single class. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the Manager of Managers Proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the Manager of Managers Proposal by the shareholders of one Fund will not affect the implementation of the Manager of Managers Proposal by another Fund if the Manager of Managers Proposal is approved by the shareholders of that Fund.

Fund Share Ownership

The number of outstanding shares and net assets of each class of each Fund, as applicable, as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Shares of each Fund are offered for purchase through an insurance contract of a Participating Insurance Company or through a qualified plan. As of December 29, 2016, unless otherwise noted, all of the outstanding shares of each Fund were owned by certain insurance company separate accounts and qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of each class of each Fund is provided in Appendix K to this Proxy Statement. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

Janus Capital will pay the fees and expenses related to each proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, the Meeting, including any additional solicitation made by letter, telephone, or otherwise.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $740,000 plus any out-of-pocket expenses. Such expenses will be paid by Janus Capital. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Insurance companies and qualified plans may be required to forward soliciting material to the beneficial owners of shares of a Fund and to obtain authorization for the execution of proxies. To the extent Janus or a Fund would have directly borne the expenses for those services, Janus will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders of each Fund. Certain other Janus funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Capital believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then Computershare’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read the recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 1-866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or voting instruction, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted FOR the proposal(s), as described in this Proxy Statement.

Attending the Meeting. Shareholders who wish to attend the Meeting and vote in person will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. Shareholders may contact Computershare at 1-866-492-0863 to obtain directions to the site of the Meeting.

Shares Held by Accounts of Participating Insurance Companies. Shares of the Funds may be held by certain separate accounts of Participating Insurance Companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Each Participating Insurance Company may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting. Each contract owner of record at the close of business on the Record Date may have the right to instruct a Participating Insurance Company as to the manner in which shares attributable to their contract should be voted. If a contract owner does not provide voting instructions to a Participating Insurance Company, it may vote all of your beneficially held shares in that separate account in the same proportions as the instructions actually received from its other variable contract holders for that separate account.

Shareholder Proposals for Subsequent Meetings

The Trust is not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust, as amended.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/variable-insurance, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please vote by Internet or telephone promptly, or complete, date, sign and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Aspen Series

APPENDIX LIST

Appendix A: Shares Outstanding and Net Assets

Appendix B: Dates Relating to Current Advisory Agreements

Appendix C: Advisory Fee Rates

Appendix D: Comparable Funds

Appendix E: Information Regarding Officers and Directors of Adviser and Sub-Advisers

Appendix F: Fees Paid

Appendix G: Compensation of Trustees

Appendix H: Principal Officers of the Trust and Their Principal Occupations

Appendix I: Audit and Related Fees

Appendix J: Nominating and Governance Committee Charter

Appendix K: Principal Holders

Appendix L: Forms of New Advisory Agreement

Appendix M: Form of New INTECH Sub-Advisory Agreement

Appendix N: Form of New Perkins Sub-Advisory Agreement

Appendix O: Form of Janus Portfolio Amended Advisory Agreement

Appendix A

Shares Outstanding and Net Assets

The following charts show the shares outstanding and net assets of each class of each Fund as of December 29, 2016.

Fund	Share Class	Total Number of Outstanding Shares	Net Assets
Balanced Portfolio	Institutional Shares	13,318,376.66	$404,745,466.79
	Service Shares	69,860,284.90	$2,233,433,308.38
Enterprise Portfolio	Institutional Shares	7,748,642.24	$461,199,186.54
	Service Shares	7,459,772.47	$421,104,156.04
Flexible Bond Portfolio	Institutional Shares	28,901,562.08	$335,547,135.85
	Service Shares	31,780,683.69	$400,754,421.37
Forty Portfolio	Institutional Shares	8,206,426.31	$265,970,277.00
	Service Shares	13,993,967.36	$433,812,988.38
Global Allocation Portfolio – Moderate	Institutional Shares	5,841.21	$65,071.09
	Service Shares	667,948.72	$7,427,589.78
Global Research Portfolio	Institutional Shares	11,552,141.43	$470,172,156.49
	Service Shares	4,493,232.34	$179,414,767.66
Global Technology Portfolio	Institutional Shares	1,185,606.88	$9,994,666.06
	Service Shares	29,008,236.38	$248,020,421.06
Global Unconstrained Bond Portfolio	Institutional Shares	104,378.77	$1,010,386.50
	Service Shares	539,034.24	$5,228,632.15
Janus Aspen INTECH U.S. Low Volatility Portfolio	Service Shares	62,918,390.55	$967,055,662.89
Janus Aspen Perkins Mid Cap Value Portfolio	Institutional Shares	2,885,282.18	$47,866,831.37
	Service Shares	4,429,721.31	$71,495,701.99
Janus Portfolio	Institutional Shares	11,389,914.89	$331,674,321.60
	Service Shares	5,089,033.79	$145,037,463.02
Overseas Portfolio	Institutional Shares	6,390,565.04	$158,422,107.49
	Service Shares	22,191,483.58	$529,710,713.17

A-1

Appendix B

Dates Relating to Current Advisory Agreements

Fund	Date of Current Advisory Agreement	Date Current Advisory Agreement Last Approved by Shareholders	Date Current Advisory Agreement Last Approved For Continuance by the Board
Balanced Portfolio	July 1, 2004, as amended February 1, 2006 and June 14, 2006	December 29, 2005	December 9, 2015

Enterprise Portfolio	July 1, 2004, as amended February 1, 2006, June 14, 2006 and May 1, 2009	December 29, 2005	December 9, 2015

Flexible Bond Portfolio	July 1, 2004, as amended February 1, 2006 and June 14, 2006	December 29, 2005	December 9, 2015

Forty Portfolio	July 1, 2010, as amended December 3, 2010	June 10, 2010	December 9, 2015

Global Allocation Portfolio – Moderate	May 1, 2009, as amended July 1, 2010, August 31, 2011 and May 1, 2013	August 31, 2011(1)	December 9, 2015

Global Research Portfolio	July 1, 2004, as amended February 1, 2006, June 14, 2006, May 1, 2009, December 3, 2010 and May 1, 2013	December 29, 2005	December 9, 2015

Global Technology Portfolio	July 1, 2004, as amended February 1, 2006 and June 14, 2006	December 29, 2005	December 9, 2015

Global Unconstrained Bond Portfolio	January 29, 2015, as amended October 5, 2016	January 28, 2015(1)	December 9, 2015

Janus Aspen INTECH U.S. Low Volatility Portfolio	September 6, 2012	September 6, 2012(1)	December 9, 2015

Janus Aspen Perkins Mid Cap Value Portfolio	December 31, 2008, as amended December 3, 2010	October 30, 2008	December 9, 2015

Janus Portfolio	July 1, 2010, as amended December 3, 2010	June 10, 2010	December 9, 2015

Overseas Portfolio	July 1, 2010, as amended December 3, 2010	June 10, 2010	December 9, 2015

(1)	Approved by initial shareholder in connection with the Fund’s commencement of operations.

B-1

Appendix C

Advisory Fee Rates

Fund	Fiscal Year End	Contractual Investment Advisory (Base) Fee Rate(1)
Balanced Portfolio	12/31	All Asset Levels	0.55%
Enterprise Portfolio	12/31	All Asset Levels	0.64%
Flexible Bond Portfolio	12/31	First $300 Million Over $300 Million	0.55 0.45	% %
Forty Portfolio*	12/31	N/A	0.64%
Global Allocation Portfolio – Moderate	12/31	All Asset Levels	0.05%
Global Research Portfolio*	12/31	N/A	0.60%
Global Technology Portfolio	12/31	All Asset Levels	0.64%
Global Unconstrained Bond Portfolio	12/31	First $1 Billion Next $2 Billion Over $3 Billion	0.65 0.62 0.60	% % %
Janus Aspen INTECH U.S. Low Volatility Portfolio	12/31	All Asset Levels	0.50%
Janus Aspen Perkins Mid Cap Value Portfolio*	12/31	N/A	0.64%
Janus Portfolio*	12/31	N/A	0.64%
Overseas Portfolio*	12/31	N/A	0.64%

(1)	Before the application of any performance adjustment (if applicable) and before fee waiver or expense reimbursement. See below for additional information regarding performance fees and see Appendix G for additional information regarding fee waivers and expense reimbursements.

*	Additional Information Regarding Performance Fees:

For each Fund listed in the chart below, the investment advisory fee rate is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index (“Performance Fee Benchmark”) as shown below:

Fund	Benchmark Index	Full Outperformance/Underperformance vs. Benchmark Index
Janus Forty Portfolio	Russell 1000® Growth Index	8.50%
Janus Global Research Portfolio	MSCI World IndexSM	6.00%
Janus Aspen Perkins Mid Cap Value Portfolio	Russell Midcap® Value Index	4.00%
Janus Portfolio	Core Growth Index	4.50%
Overseas Portfolio	MSCI All Country World ex-U.S. IndexSM	7.00%

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/– Performance Adjustment

The investment advisory fee rate paid to the Adviser by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period is the previous 36 months.

As an example, if the Fund outperformed its Performance Fee Benchmark over the 36-month performance measurement period by its full performance rate (listed in the table above), the advisory fee rate would increase by a full 0.15% (assuming constant assets). Conversely, if the Fund underperformed its Performance Fee Benchmark over the performance measurement period by its full performance rate, the advisory fee rate would decrease by a full 0.15% (assuming constant assets). No performance adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s Performance Fee Benchmark is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward performance adjustment for every full 0.50% increment by which the Fund outperforms or underperforms the Performance Fee Benchmark. Actual performance within the full range of the performance rate may result in positive or negative incremental adjustments to the advisory fee rate of greater or lesser than 0.15%.

C-1

Because the Performance Adjustment is tied to a Fund’s relative performance compared to its Performance Fee Benchmark (and not its absolute performance), the Performance Adjustment could increase the Adviser’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease the Adviser’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund’s Performance Fee Benchmark does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s Performance Fee Benchmark. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, the Adviser would reimburse the applicable Fund. The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to the Adviser may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Service Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After the Adviser determines whether a particular Fund’s performance was above or below its Performance Fee Benchmark by comparing the investment performance of the Fund’s Service Shares against the cumulative investment record of that Fund’s Performance Fee Benchmark, the Adviser applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to the Adviser since it depends on the performance of each Fund relative to the record of the Fund’s Performance Fee Benchmark and future changes to the size of each Fund.

C-2

Appendix D Comparable Funds

The following table sets forth information regarding other registered investment companies or series thereof (other than the Trust and the Funds) managed by the Adviser, a Sub-Adviser or Henderson that have similar investment strategies to a Fund.

Fund	Comparable Fund	Comparable Fund Contractual Fee Rate		Comparable Fund Waivers	Comparable Fund Net Assets (as of 9/30/16)
Balanced Portfolio	Janus Investment Fund – Balanced Fund	All Asset Levels	0.55%	Expense limit: 0.68%	$12.91 Billion
	Mainstay VP Janus Balanced Portfolio(1)	First $250 Million Over $250 Million	0.27% 0.25%	—	$1.02 Billion
	Ohio National Fund, Inc., Risk Managed Balanced Portfolio(1)	First $500 Million Over $500 Million	0.35% 0.25%	—	$200 Million
	Transamerica Janus Balanced VP(1)	First $1 Billion Over $1 Billion	0.325% 0.30%	—	$745 Million
Enterprise Portfolio	Janus Investment Fund – Enterprise Fund	All Asset Levels	0.64%	Expense limit: 0.87%	$9.73 Billion
	VALIC Company I – Mid Cap Strategic Growth Fund(1)	First $50 Million Over $50 Million	0.44% 0.40%	—	$151 Million
	Guardian Mid Cap Traditional Growth VIP Fund(1)	First $50 Million Over $50 Million	0.44% 0.40%	—	$10 Million
	Transamerica Janus Mid-Cap Growth VP(1)	First $500 Million Next $500 Million Over $1 Billion	0.375% 0.34% 0.32%	—	$571 Million
Flexible Bond Portfolio	Janus Investment Fund – Flexible Bond Fund	First $300 Million Over $300 Million	0.50% 0.40%	Expense limit: 0.51%	$9.87 Billion
	Bridge Builder Trust – Core Plus Bond Fund(1)	First $250 Million Next $250 Million Next $3.5 Billion Over $4 Billion	0.23% 0.18% 0.165% 0.15%	—	$1.21 Billion
Forty Portfolio	Janus Investment Fund – Forty Fund	N/A	0.64%*	Expense limit: 0.77%	$2.14 Billion
	SunAmerica Series Trust – SA Janus Focused Growth Portfolio(1)	First $250 Million Over $250 Million	0.35% 0.30%	—	$255 Million
Global Research Portfolio	Janus Investment Fund – Global Research Fund	N/A	0.60%*	Expense limit: 1.07% until February 1, 2017: then 0.95%	$2.48 Billion
Global Technology Portfolio	Janus Investment Fund – Global Technology Fund	All Asset Levels	0.64%	Expense limit: 0.82%	$1.26 Billion
	Henderson Global Technology Fund	First $1 Billion Over $1 Billion	0.90% 0.80%	Expense limit: 1.75%	$219 Million
Global Unconstrained Bond Portfolio	Janus Investment Fund – Global Unconstrained Bond Fund	First $1 Billion Next $2 Billion Over $3 Billion	0.65% 0.62% 0.60%	Expense limit: 0.82%	$1.58 Billion
Janus Aspen INTECH U.S. Low Volatility Portfolio	N/A
Janus Aspen Perkins Mid Cap Value Portfolio	Janus Investment Fund – Perkins Mid Cap Value Fund(2)	N/A	0.64%*	Expense limit: 0.83%	$4.1 Billion
Janus Portfolio	Janus Investment Fund – Janus Fund	N/A	0.64%*	Expense limit: 0.83%	$7.64 Billion
Overseas Portfolio	Janus Investment Fund – Overseas Fund	N/A	0.64%*	Expense limit: 0.95%	$1.63 Billion

*	The fee rate shown is the base fee and is subject to a performance adjustment up or down by up to 0.15% (assuming constant assets). Net assets are averaged over different periods for the base fee rate and the performance adjustment.

(1)	Sub-advised by Janus Capital.

(2)	Advised by Janus Capital and sub-advised by Perkins. Janus Capital pays to Perkins a sub-advisory fee of 50% of the advisory fee received by Janus Capital.

D-1

Appendix E

Information Regarding Officers and Directors of Adviser and Sub-Advisers

 Janus Capital Management LLC(1)

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Enrique Chang	Janus Capital Group Inc.	President – Head of Investments
	Janus Capital Management LLC	President – Head of Investments
	Perkins Investment Management LLC	Director
	Janus Capital International Limited	Director

Augustus Cheh	Janus Capital Management LLC	Executive Vice President
	Janus Capital Asia Limited	Director
	Janus Capital Trust Manager Limited	Director
	Janus Capital International Limited	Director

Michael Drew Elder	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Distributors LLC	President
	Perkins Investment Management LLC	Director

David W. Grawemeyer	Janus Capital Group Inc.	General Counsel and Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Management Holdings Corp.	General Counsel, Executive Vice President, and Director
	Janus International Holding LLC	General Counsel and Executive Vice President

Brennan A. Hughes	Janus Capital Group Inc.	Chief Accounting Officer and Senior Vice President
	Janus Capital Management LLC	Chief Accounting Officer and Senior Vice President
	Janus Distributors LLC	Chief Accounting Officer and Senior Vice President
	Janus Services LLC	Chief Accounting Officer and Senior Vice President
	The Janus Foundation	Director
	Janus Management Holdings Corp.	Chief Accounting Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President and Controller
	Janus International Holding LLC	Chief Accounting Officer, Senior Vice President, and Director
	VS Holdings Inc.	Chief Accounting Officer, Senior Vice President, and Director
	Janus Capital Asia Limited	Director
	Janus Capital Taiwan Limited	Director
	Janus Capital Singapore Pte. Limited	Director
	Janus Capital International Limited	Director
	Janus Capital Switzerland Limited	Director

Bruce L. Koepfgen	Janus Capital Group Inc.	President
	Janus Capital Management LLC	President
	Janus Distributors LLC	Executive Vice President
	Janus Management Holdings Corp.	Executive Vice President and Director
	INTECH Investment Management LLC	Executive Vice President and Working Director
	Perkins Investment Management LLC	Executive Vice President and Director
	Janus International Holding LLC	Executive Vice President and Director
	VS Holdings Inc.	President and Director
	Kapstream Capital Pty Limited	Director

David R. Kowalski	Janus Capital Management LLC	Chief Compliance Officer and Senior Vice President
	Janus Distributors LLC	Chief Compliance Officer and Senior Vice President
	Janus Services LLC	Chief Compliance Officer and Senior Vice President
	The Janus Foundation	Director
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President
	VS Holdings Inc.	Chief Compliance Officer and Senior Vice President

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity

Tiphani D. Krueger	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	The Janus Foundation	President and Director
	Janus Management Holdings Corp.	Executive Vice President

Mari Lakio-Grundy	Janus Capital Management LLC	Assistant General Counsel and Vice President

Adrian Lam	Janus Capital Management LLC	Assistant General Counsel and Vice President

David Master	Janus Capital Management LLC	Chief Marketing Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President

Jennifer J. McPeek	Janus Capital Group Inc.	Chief Financial Officer and Executive Vice President
	Janus Capital Management LLC	Chief Financial Officer and Executive Vice President
	Janus Management Holdings Corp.	Chief Financial Officer and Executive Vice President
	Perkins Investment Management LLC	Vice President and Director
	VS Holdings Inc.	Chief Financial Officer and Executive Vice President
	Kapstream Capital Pty Limited	Director

Michelle R. Rosenberg	Janus Capital Management LLC	Deputy General Counsel and Senior Vice President
	Janus Distributors LLC	Deputy General Counsel and Senior Vice President
	Janus Services LLC	Deputy General Counsel and Senior Vice President
	Janus Diversified Alternatives Subsidiary, Ltd.	Director
	Janus Aspen Global Unconstrained Bond Subsidiary, Ltd.	Director
	Janus Global Unconstrained Bond Subsidiary, Ltd.	Director

Richard M. Weil	Janus Capital Group Inc.	Chief Executive Officer and Director
	Janus Capital Management LLC	Chief Executive Officer
	Janus Management Holdings Corp.	President and Director
	INTECH Investment Management LLC	Working Director
	Perkins Investment Management LLC	Director
	Kapstream Capital Pty Limited	Director

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Funds are officers, employees, directors, general partners or  shareholders of the Adviser:

Name	Title with the Funds	Title with the Adviser
Bruce L. Koepfgen	President and Chief Executive Officer	President

David R. Kowalski	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Chief Compliance Officer and Senior Vice President

 INTECH Investment Management LLC(1)

Name	Entity Name	Position(s) with Entity
Adrian Banner	INTECH Investment Management LLC	Chief Executive Officer, Chief Investment Officer, and Working Director

Lance V. Campbell	INTECH Investment Management LLC	Chief Financial Officer and Executive Vice President

Patricia Flynn	INTECH Investment Management LLC	Chief Compliance Officer and Senior Vice President

Brennan A. Hughes	INTECH Investment Management LLC	Vice President

Bruce L. Koepfgen	INTECH Investment Management LLC	Executive Vice President and Working Director

David R. Kowalski	INTECH Investment Management LLC	Vice President

Vassilios Papathanakos	INTECH Investment Management LLC	Deputy Chief Investment Officer and Executive Vice President

David Schofield	INTECH Investment Management LLC	President, International Division and Working Director

Richard M. Weil	INTECH Investment Management LLC	Working Director

Justin B. Wright	INTECH Investment Management LLC	General Counsel, Chief Operating Officer, and Executive Vice President

(1)	The business address for each officer and director is 25 Okeechobee Blvd., Suite 1800, West Palm Beach, Florida 33401.

 Perkins Investment Management LLC(1)

Name	Entity Name	Position(s) with Entity
Enrique Chang	Perkins Investment Management LLC	Director

Michael Drew Elder	Perkins Investment Management LLC	Director

Ted Hans	Perkins Investment Management LLC	Chief Operating Officer, Chief Compliance Officer, and Director

Brennan A. Hughes	Perkins Investment Management LLC	Vice President and Controller

Greg Kolb	Perkins Investment Management LLC	Chief Investment Officer and Director

Bruce L. Koepfgen	Perkins Investment Management LLC	Executive Vice President and Director

David R. Kowalski	Perkins Investment Management LLC	Vice President

Jennifer J. McPeek	Perkins Investment Management LLC	Vice President and Director

Valerie Newman	Perkins Investment Management LLC	Director

Tom Perkins	Perkins Investment Management LLC	Chief Executive Officer and Director

Richard M. Weil	Perkins Investment Management LLC	Director

Ryan G. Wolf	Perkins Investment Management LLC	Chief Information Officer

(1)	The business address for each officer and director is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

Appendix F

Fees Paid

Fund	Fiscal Year End	Actual Advisory Fees Paid to the Adviser Before Waiver	Fees Waived or Reimbursed by the Adviser	Actual Advisory Fee Paid to the Adviser After Waiver	Fees Paid by the Adviser to the Sub- Adviser	Distribution and or Service Fees paid to Distributor(5)	Fees paid to Janus Services(6)
Balanced Portfolio	12/31/16	$12,909,000	N/A	$12,909,000	N/A	$4,838,000	$815,000
Enterprise Portfolio	12/31/16	$5,166,000	N/A	$5,166,000	N/A	$932,000	$285,000
Flexible Bond Portfolio	12/31/16	$3,595,000	$0[a]	$3,595,000	N/A	$958,000	$254,000
Forty Portfolio	12/31/16	$4,714,000(1)	N/A	$4,714,000	N/A	$1,157,000	$250,000
Global Allocation Portfolio – Moderate	12/31/16	$5,000	$(5,000)(2)a	$0	N/A	$23,000	$3,000
Global Research Portfolio	12/31/16	$3,716,000(1)	N/A	$3,716,000	N/A	$464,000	$225,000
Global Technology Portfolio	12/31/16	$1,415,000	$0[a]	$1,415,000	N/A	$530,000	$84,000
Global Unconstrained Bond Portfolio	12/31/16	$40,000	$(40,000)(2)b	$0	N/A	$13,000	$2,000
Janus Aspen INTECH U.S. Low Volatility Portfolio	12/31/16	$4,156,000	$0[a]	$4,156,000	$2,078,000(3)	$2,078,000	$296,000
Janus Aspen Perkins Mid Cap Value Portfolio	12/31/16	$466,000(1)	$0[a]	$466,000	$233,000(4)	$166,000	$36,000
Janus Portfolio	12/31/16	$2,694,000(1)	N/A	$2,694,000	N/A	$378,000	$170,000
Overseas Portfolio	12/31/16	$2,847,000(1)	N/A	$2,847,000	N/A	$1,379,000	$241,000
(1)	The Fund’s advisory fee is determined by calculating a base fee and applying a performance adjustment. As a result, the Fund’s advisory fees paid may vary significantly over time. See Appendix C for additional information regarding the terms of the performance adjustment.
(2)	Fees waived or expenses reimbursed by Janus Capital exceeded the advisory fee.
(3)	After the reimbursement of expenses incurred or fees waived by Janus Capital, if applicable.
(4)	After the reimbursement of expenses incurred or fees waived by Janus Capital, and any performance adjustment, if applicable.
(5)	Payments (substantially all of which Janus Distributors pays out as compensation to broker-dealers and other services providers) cover activities including, but not limited to, advertising and literature, as well as prospectus preparation, printing, and mailing.
(6)	Administrative service fees to Janus Services were first implemented on May 1, 2016.

Fee Waivers

a	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Portfolio’s total annual fund operating expenses (excluding any performance adjustments to management fees, any applicable distribution and shareholder servicing fees paid pursuant to a Rule 12b-1 plan, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed a certain limit until at least May 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Portfolio’s Board of Trustees.

Fund	Expense Limit
Flexible Bond Portfolio	0.57%
Global Allocation Portfolio – Moderate	0.14%
Global Technology Portfolio	0.90%
Janus Aspen INTECH U.S. Low Volatility Portfolio	0.79%
Janus Aspen Perkins Mid Cap Value Portfolio	0.77%

b	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses, which include the other expenses of the subsidiary (excluding applicable distribution and shareholder servicing fees paid pursuant to a Rule 12b-1 plan, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed 0.68% until at least May 1, 2018. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Fund’s Board of Trustees. For a period beginning with the Fund’s commencement of operations (January 29, 2015) and expiring on the third anniversary of the commencement of operations, or when the Portfolio’s assets meet the first breakpoint in the investment advisory fee schedule (0.62% after $1 billion of the average daily closing net asset value of the Fund), whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Portfolio’s expense ratio, including recovered expenses, does not exceed the expense limit at the time of waiver or at the time of recoupment. There is no guarantee that the Portfolio’s assets will reach this asset level.

F-1

Appendix G

Compensation of Trustees

The following table shows the aggregate compensation paid to each Trustee for the Fund’s fiscal year ended in December 31, 2016, as well as the total compensation paid by all of the Janus Funds during the calendar year 2016. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. The Trustees have established a deferred compensation plan under which a Trustee may elect to defer receipt of all, or a portion, of the compensation earned for services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

Fund	Brown(4)	Cvengros(4)	Etienne(5)	McCalpin(3)(4)	Poliner(6)	Rothe(4)	Stewart(4)	Wolf(4)
Balanced Portfolio	$5,360	$5,812	$2,609	$7,220	$2,248	$5,245	$5,335	$5,606
Enterprise Portfolio	$1,843	$1,998	$897	$2,482	$773	$1,803	$1,834	$1,928
Flexible Bond Portfolio	$1,673	$1,814	$814	$2,253	$701	$1,637	$1,665	$1,750
Forty Portfolio	$1,683	$1,825	$819	$2,267	$706	$1,647	$1,675	$1,760
Global Allocation Portfolio – Moderate	$21	$23	$11	$29	$9	$21	$21	$23
Global Research Portfolio	$1,516	$1,644	$738	$2,041	$636	$1,483	$1,509	$1,585
Global Technology Portfolio	$504	$547	$246	$679	$212	$494	$502	$528
Global Unconstrained Bond Portfolio	$14	$15	$7	$19	$6	$14	$14	$15
Janus Aspen INTECH U.S. Low Volatility Portfolio	$1,896	$2,056	$923	$2,554	$795	$1,855	$1,887	$1,983
Janus Aspen Perkins Mid Cap Value Portfolio	$238	$258	$116	$320	$100	$232	$237	$248
Janus Portfolio	$1,152	$1,249	$561	$1,552	$483	$1,128	$1,147	$1,205
Overseas Portfolio	$1,636	$1,773	$796	$2,203	$686	$1,600	$1,628	$1,711
Total Compensation from the Janus Funds for calendar year ended December 31, 2016(1)(2)	$238,250	$258,500	$239,125	$321,050	$255,125	$233,250	$237,250	$249,250

(1)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 58 portfolios.

(2)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: William F. McCalpin $29,225 and Gary A. Poliner $97,250.

(3)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.

(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of, or as Lead Trustee for, one or more committees of the Board of Trustees during certain periods.

(5)	Ms. Etienne was elected as a Trustee on June 14, 2016. She was appointed consultant to the Trustees effective June 2, 2014. During the calendar year ended December 31, 2016, Ms. Etienne received total compensation of $139,500 from the Janus Funds for serving as an independent consultant to the Trustees. Ms. Etienne’s Total Compensation includes compensation paid for services as consultant to the Trustees and as a Trustee.

(6)	Mr. Poliner was elected as a Trustee on June 14, 2016. He was appointed consultant to the Trustees effective January 1, 2016. During the calendar year ended December 31, 2016, Mr. Poliner received total compensation of $139,500 from the Janus Funds for serving as an independent consultant to the Trustees. Mr. Poliner’s Total Compensation includes compensation paid for services as consultant to the Trustees and as a Trustee.

G-1

Appendix H

Principal Officers of the Trust and Their Principal Occupations

Name, Address, and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During Past Five Years
Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011- 2013) and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).
David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.
Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.
Kathryn L. Santoro 151 Detroit Street Denver, CO 80206 DOB: 1974	Vice President, Chief Legal Counsel, and Secretary	12/16-Present	Vice President of Janus Capital and Janus Services LLC (since 2016). Formerly, Vice President and Associate Counsel of Curian Capital, LLC and Curian Clearing LLC (2013-2016); and General Counsel and Secretary (2011-2012) and Vice President (2009-2012) of Old Mutual Capital, Inc.

*	In addition to the officers of the Trust set forth above, certain persons serve as officers of one or more Funds.

H-1

Appendix I

Audit Related Fees

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund		Fund		Adviser and Related Entities		Fund		Adviser and Related Entities		Fund		Adviser and Related Entities
	Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:
	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015	2016	2015
Balanced Portfolio	$44,386	$43,557	$0	$2,272	$0	$0	$6,410	$6,285	$0	$0	$0	$0	$0	$0
Enterprise Portfolio	$32,662	$32,034	$0	$2,272	$0	$0	$4,020	$3,940	$0	$0	$0	$0	$0	$0
Flexible Bond Portfolio	$49,050	$48,239	$0	$2,272	$0	$0	$4,020	$3,940	$0	$0	$0	$0	$0	$0
Forty Portfolio	$32,662	$32,034	$0	$2,272	$0	$0	$4,020	$3,940	$0	$0	$0	$0	$0	$0
Global Allocation Portfolio – Moderate	$25,636	$25,142	$0	$2,272	$0	$0	$5,630	$5,520	$0	$0	$0	$0	$0	$0
Global Research Portfolio	$33,385	$32,742	$0	$2,272	$0	$0	$6,410	$6,285	$0	$0	$0	$0	$0	$0
Global Technology Portfolio	$42,143	$41,383	$511	$2,783	$0	$0	$5,390	$5,285	$0	$0	$0	$0	$0	$0
Global Unconstrained Bond Portfolio	$63,921	$66,533	$0	$2,272	$0	$0	$11,500	$9,910	$0	$0	$0	$0	$0	$0
Janus Aspen INTECH U.S. Low Volatility Portfolio	$32,342	$31,719	$0	$2,272	$0	$0	$4,020	$3,940	$0	$0	$0	$0	$0	$0
Janus Aspen Perkins Mid Cap Value Portfolio	$32,662	$32,034	$0	$2,272	$0	$0	$5,390	$5,285	$0	$0	$0	$0	$0	$0
Janus Portfolio	$37,415	$36,721	$0	$2,272	$0	$0	$6,410	$6,285	$0	$0	$0	$0	$0	$0
Overseas Portfolio	$33,385	$32,742	$2,342	$4,614	$0	$0	$6,410	$6,285	$0	$0	$0	$0	$0	$0

I-1

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Fund Service Providers (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Fund Service Providers (All Other Engagements)		Total
	Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:		Fiscal Year Ended:
	2016	2015	2016	2015	2016	2015	2016	2015
Balanced Portfolio	$6,410	$8,557	$85,340	$82,855	$42,166	$57,494	$178,302	$192,463
Enterprise Portfolio	$4,020	$6,212	$85,340	$82,855	$42,166	$57,494	$164,188	$178,595
Flexible Bond Portfolio	$4,020	$6,212	$85,340	$82,855	$42,166	$57,494	$180,576	$194,800
Forty Portfolio	$4,020	$6,212	$85,340	$82,855	$42,166	$57,494	$164,188	$178,595
Global Allocation Portfolio – Moderate	$5,630	$7,792	$85,340	$82,855	$42,166	$57,494	$158,772	$173,283
Global Research Portfolio	$6,410	$8,557	$85,340	$82,855	$42,166	$57,494	$167,301	$181,648
Global Technology Portfolio	$5,901	$8,068	$85,340	$82,855	$42,166	$57,494	$175,550	$189,800
Global Unconstrained Bond Portfolio	$11,500	$12,182	$85,340	$82,855	$42,166	$57,494	$202,927	$219,064
Janus Aspen INTECH U.S. Low Volatility Portfolio	$4,020	$6,212	$85,340	$82,855	$42,166	$57,494	$163,868	$178,280
Janus Aspen Perkins Mid Cap Value Portfolio	$5,390	$7,557	$85,340	$82,855	$42,166	$57,494	$165,558	$179,940
Janus Portfolio	$6,410	$8,557	$85,340	$82,855	$42,166	$57,494	$171,331	$185,627
Overseas Portfolio	$8,752	$10,899	$85,340	$82,855	$42,166	$57,494	$169,643	$183,990

I-2

Appendix J

Nominating and Governance Committee Charter

JANUS ASPEN SERIES

JANUS INVESTMENT FUND

(Adopted December 5, 2000; Revised December 10, 2001; December 10, 2002;

September 16, 2003; March 16, 2004; June 15, 2004; June 14, 2005; June 14, 2006;

June 20, 2008; July 6, 2009; June 24, 2010; June 23, 2011; June 21, 2012; June 16, 2016)

I.	PURPOSE

The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Trustees (“Board” or “Trustees”) of each of Janus Aspen Series and Janus Investment Fund (each a “Trust” and, together, the “Trusts” and each series thereof, a “Fund”). Its primary functions are to:

•	identify and recommend individuals for Trustee membership,
•	consult with management and the Chair of the Trustees in planning Trustee meetings, and
•	oversee the administration of, and ensure compliance with, the Governance Procedures and Guidelines (the “Procedures and Guidelines”) adopted by the Trusts as in effect from time to time.

II.	COMPOSITION

The Committee shall be comprised of three or more Independent Trustees, who shall be designated by a majority vote of the Trustees. Independent Trustees are those Trustees of the Trusts who are not “interested persons” of the Trusts, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), and who meet the standards for independence set forth in the Procedures and Guidelines.

The members and Chair of the Committee shall be elected by the Trustees annually and serve until their respective successors shall be duly elected and qualified.

III.	MEETINGS

The Committee shall meet four times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Committee upon reasonable notice to the other members of the Committee. The presence in person or by telephone of a majority of the number of Committee members shall constitute a quorum at any meeting. If a quorum is not present, the member(s) of the Committee who is/are present may select any other Independent Trustee(s) to serve on the Committee for such meeting to constitute a quorum. The Committee may ask management and representatives of the Trusts’ servicing agents to attend meetings and provide pertinent information as appropriate.

IV.	RESPONSIBILITIES AND DUTIES

In performing its duties, the Committee will maintain effective working relationships with the Trustees and management. To effectively perform his or her role, each Committee member will obtain an understanding of the detailed responsibilities of Committee membership. Each Committee member will also achieve an understanding of the Trusts’ separation of duties and responsibilities among the investment adviser, sub-adviser(s), if any, custodian, transfer agent, fund accounting function and principal accounting officer, and the risks associated with such responsibilities. The duties and responsibilities of a Committee member shall be in addition to his or her duties as a Trustee and include responsibility to prepare for, attend to the extent possible, and actively participate in Committee meetings. Members may pursue training related to their responsibilities.

A.	Trustee Nominations, Elections, and Training

The Committee shall:

1.

Identify and nominate candidates for appointment as Trustees of the Trusts. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the Boards and to carry out the responsibilities of the Trustees. The Trustees, collectively, should represent a broad cross section of backgrounds, functional disciplines, and experience. In addition, in considering a potential candidate’s qualifications to serve as a Trustee of a Trust, the Committee may take into account a wide variety of criteria, including, but not limited to:

(a)	The candidate’s knowledge in matters related to the investment company industry, any professional licenses, designations, or certifications currently or previously held;
(b)	The candidate’s relevant experience, including as a director or senior officer of public or private companies, or service as a director/trustee of a registered investment company;
(c)	The candidate’s educational background;
(d)	The candidate’s reputation for high ethical standards and personal and professional integrity;
(e)	Any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Trustees’ existing mix of skills and qualifications;
(f)	The candidate’s willingness to serve, and willingness and ability to commit the time necessary for the performance of the duties of a Trustee, including high attendance at regular and special meetings and participation in committee activities as needed;
(g)	The candidate must exhibit stature commensurate with the responsibility of representing Fund shareholders;
(h)	If the nomination is for an “independent” trustee, the candidate must not be considered an “interested” person of the Fund, Janus Capital Management LLC (“Janus Capital”), or any sub-adviser to a Fund or Janus Distributors LLC, as defined under the 1940 Act;
(i)	The candidate must otherwise be qualified under applicable laws and regulations to serve as a trustee of the applicable Trust; and
(j)	Such other criteria as the Committee determines to be relevant in light of the existing composition of the Board, number of Board members and any anticipated vacancies or other factors.

Although Janus Capital, current Trustees, current shareholders of a Fund and any other person or entity that may be deemed necessary or desirable by the Committee, may submit to the Committee suggested candidates for Trustees, neither the Committee nor the Independent Trustees as a group shall consider those candidates on a preferential basis as opposed to other possible candidates. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trusts’ Secretary in accordance with the Procedures for Consideration of Trustee Candidates Submitted by Shareholders (“Shareholder Nomination Procedures”) attached as Appendix 1. The Trusts’ Secretary will forward all such recommendations to the Chair of the Committee (or his designee) promptly upon receipt, and, for shareholder recommendations, in accordance with the Shareholder Nomination Procedures.

The Committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. The Committee shall be empowered to use Trust assets to retain consultants and other professionals to assist in the process of evaluating candidates. There is no difference in the manner by which the Committee will evaluate nominees when the nominee is submitted by a shareholder.

The Committee reserves the right to make the final selection regarding the nomination of any Trustee of a Trust and to recommend such nomination to the Independent Trustees of the applicable Trust.

2.	Review periodically the composition and size of the Board of Trustees to determine whether it may be appropriate to add individuals with backgrounds or skill sets different from those of the current Trustees.

3.	Oversee arrangements for orientation of new Independent Trustees, continuing education for the Independent Trustees, and an annual evaluation of the performance of the Independent Trustees in accordance with the Procedures and Guidelines.

B.	Committee Nominations and Functions

The Committee shall:

1.	Identify and recommend individuals for membership on all committees, recommend individuals to chair committees, and review committee assignments at least annually.

2.	Review as necessary the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

C.	Governance Oversight

The Committee shall:

1.	Oversee the governance processes and activities of the Trustees to assure conformity to the Procedures and Guidelines.

2.	Recommend an Independent Trustee of the Trust for appointment by the Trustees as Chair of the Trustees, as described in each Trust’s Declaration of Trust or Trust Instrument, or by-laws. The Chair of the Trustees may perform the following functions:

(a)	Act as the primary contact between Janus Capital and the Trustees, undertaking to meet or confer periodically with members of the Janus Capital executive team regarding matters related to the operations and performance of the Trusts;

(b)	Coordinate the Trustees’ use of outside resources, including consultants or other professionals;

(c)	Coordinate an annual schedule of portfolio reports to the Trustees;

(d)	Conduct the Trustee meetings;

(e)	Confer with Janus Capital personnel and counsel for the Independent Trustees in planning agendas for regular board and committee meetings; and

(f)	Perform such other duties as the Independent Trustees may determine from time to time.

3.	Review annually the Procedures and Guidelines, and recommend changes, if any, to the Trustees.

D.	Trustee Meeting Planning

The Committee shall consult with management in planning Trustee meetings and may from time to time recommend agenda items, or request presentations from particular service providers, consultants, or portfolio managers, either to the Committee or the Trustees.

E.	Other Responsibilities and Duties

The Committee shall:

1.	Review annually the compensation of the Independent Trustees and determine whether to recommend to the Trustees any change in the schedule of compensation. The Committee may also recommend that the Trustees authorize the payment of supplemental compensation to any one or more Independent Trustees in view of special responsibilities assumed, services rendered or any other appropriate factors.

2.	Authorize and oversee investigations into any matters within the Committee’s scope of responsibilities. The Committee shall be empowered to use Trust assets to retain independent counsel, consultants, and other professionals to assist in the conduct of any investigation or to advise the Committee. Janus Capital will report any use of Trust assets for such purpose quarterly to the Trustees.

3.	Lead the Trustees’ annual self-assessment process.

4.	Review this Charter at least annually and recommend changes, if any, to the Trustees.

5.	Perform any other activities consistent with this Charter, each Trust’s Declaration of Trust or Trust Instrument, by-laws, and governing law as the Committee or Trustees deem necessary or appropriate.

6.	Report its significant activities to the Trustees and make such recommendations with respect to the foregoing matters as the Committee may consider necessary or appropriate.

7.	Maintain minutes of its meetings.

Appendix 1

JANUS INVESTMENT FUND

JANUS ASPEN SERIES

(each a “Trust,” and together, the “Trusts,” and each

series of a Trust, a “Fund”)

PROCEDURES FOR CONSIDERATION OF TRUSTEE CANDIDATES SUBMITTED BY SHAREHOLDERS

(Adopted March 16, 2004; Revised July 6, 2009; Revised June 24, 2010; June 23, 2011)

The Trusts’ Nominating and Governance Committee (“Committee”) is responsible for identifying and nominating candidates for appointment as Trustees of the Trusts. Shareholders of a Fund may submit names of potential candidates for nomination as Trustee of a Trust in accordance with these Procedures.

A candidate for nomination as Trustee of a Trust submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.     A shareholder of a Fund who wishes to nominate a candidate for election to a Trust’s Board of Trustees (“Nominating Shareholder”) must submit any such recommendation in writing via regular mail to the attention of the Secretary of the Trust, at the address of the principal executive offices of the Trust (“Shareholder Recommendation”).

2.     The Shareholder Recommendation must include: (i) the class or series and number of all shares of the Fund owned beneficially or of record by the Nominating Shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, any professional licenses, designations or certifications currently or previously held, any non-profit activities relevant to board services, experience as a director or senior officer of public or private companies, and directorships on other boards or other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, Janus Capital Management LLC, or any sub-adviser to a Fund, and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made, and if none, so specify; (vi) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Committee in evaluating the candidate.

3.     The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 2 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve as a Trustee of a Trust. If the Nominating Shareholder fails to provide such other information in writing within fourteen days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Committee is not required to consider such candidate.

Unless otherwise specified by the Committee chair (or his designee) or by outside counsel to the independent Trustees, the Secretary of the Trust (or her designee) will promptly forward all Shareholder Recommendations to the Committee chair (or his designee) and the outside counsel to the independent Trustees of the Trust, indicating whether the Shareholder Recommendation has been properly submitted pursuant to these Procedures.

Recommendations for candidates as Trustees of a Trust will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies. When the Committee is not actively recruiting new Trustees, Shareholder Recommendations will be kept on file until active recruitment is under way.

Appendix K

Principal Holders

The officers and Trustees of the Funds cannot directly own shares of the Funds without purchasing an insurance contract through one of the Participating Insurance Companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and the Trustee Nominee individually, and collectively as a group, do not directly or beneficially own any outstanding shares of the Funds. To the best knowledge of the Trust, unless otherwise noted, as of December 29, 2016 all of the outstanding shares of the Funds were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of any Fund is listed below.

To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

The shares held by the separate accounts of each insurance company, including shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.

Portfolio Name and Class	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Balanced Portfolio	GE Life & Annuity Company	2,595,850.017	19.49%
Institutional Shares	Richmond, VA

	Zurich American Life Insurance Company	2,139,877.729	16.07%
	Variable Annuity Separate Account
	Mercer Island, WA

	Annuity Investors Life Insurance Company	1,661,299.512	12.47%
	Cincinnati, OH

	Jefferson National Life Insurance	1,068,297.635	8.02%
	Louisville, KY

	Allstate Life Insurance	1,048,576.926	7.87%
	Palatine, IL

	Lincoln National Life Insurance Company	722,592.254	5.43%
	Lincoln Life Flexible Premium
	Variable Life Account S
	Fort Wayne, IN

	Transamerica Premier Life Insurance Company	690,963.247	5.19%
	TPLIC – Acct B
	Cedar Rapids, IA

Enterprise Portfolio	GE Life & Annuity Company	884,199.248	11.41%
Institutional Shares	Richmond, VA

	Zurich American Life Insurance Company	818,976.586	10.57%
	Variable Annuity Separate Account
	Mercer Island, WA

	DCGT As Ttee &/or Cust	765,916.819	9.88%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA

	Jefferson National Life Insurance	744,496.939	9.61%
	Louisville, KY

	Fidelity Investments Institutional Operations Company Inc.	674,221.106	8.70%
	As Agent for Certain Employee Ben Plans
	Covington, KY

	Allstate Life Insurance	667,140.187	8.61%
	Palatine, IL

	Transamerica Premier Life Insurance Company	465,831.019	6.01%
	TPLIC – Acct B
	Cedar Rapids, IA

	Annuity Investors Life Insurance Company	388,707.104	5.02%
	Cincinnati, OH

Portfolio Name and Class	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Flexible Bond Portfolio	AUL Group Retirement Account II	7,274,811.787	25.17%
Institutional Shares	Indianapolis, IN

	Great West Life & Annuity	4,878,792.738	16.88%
	Client Plans
	Greenwood Village, CO

	AUL American Investment Trust	3,663,289.266	12.68%
	Indianapolis, IN

	AUL Individual Variable Annuity	2,967,943.744	10.27%
	Unit Trust 1
	Indianapolis, IN

	JPMorgan Chase Bank, N.A. As Custodian	2,104,763.475	7.28%
	FBO Connecticut General Life Insurance Company
	FBO P 69339
	Brooklyn, NY

Forty Portfolio	GE Life & Annuity Company	1,132,148.413	13.80%
Institutional Shares	Richmond, VA

	DCGT As Ttee &/or Cust	1,115,231.371	13.59%
	FBO PLIC Various Retirement Plans Omnibus
	Des Moines, IA

	Farmers New World Life Insurance Company	675,473.112	8.23%
	Mercer Island, WA

	Mass Mutual Life Insurance Company	552,831.785	6.74%
	Springfield, MA

	Transamerica Premier Life Insurance Company	514,015.523	6.26%
	TPLIC – Acct B
	Cedar Rapids, IA

	Annuity Investors Life Insurance Company	495,155.125	6.03%
	Cincinnati, OH

Global Allocation Portfolio – Moderate	Janus Capital Group Inc.	5,841.211	100%*
Institutional Shares	Denver, CO

Global Research Portfolio	NYLife Distributors	4,063,583.089	35.18%
Institutional Shares	Parsippany, NJ

	GE Life & Annuity Company	1,102,946.641	9.55%
	Richmond, VA

	Zurich American Life Insurance Company	824,807.023	7.14%
	Variable Annuity Separate Account
	Mercer Island, WA

	Allstate Life Insurance	593,034.189	5.13%
	Palatine, IL

Global Technology Portfolio	Transamerica Premier Life Insurance Company	545,563.597	46.02%
Institutional Shares	TPLIC – Acct B
	Cedar Rapids, IA

	Great West Life & Annuity	390,349.057	32.92%
	Client Plans
	Greenwood Village, CO

	Lincoln Life & Annuity of NY	86,721.720	7.31%
	Account R LSVUL
	Fort Wayne, IN

	Allstate Life Insurance	65,105.223	5.49%
	Palatine, IL

Global Unconstrained Bond Portfolio	Janus Capital Group Inc.	104,378.771	100%*
Institutional Shares	Denver, CO

Portfolio Name and Class	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Janus Aspen Perkins Mid Cap Value Portfolio	Jefferson National Life Insurance	963,415.166	33.39%
Institutional Shares	Louisville, KY

	TIAA-CREF Life Separate Account	588,932.108	20.41%
	VA-1 of TIAA-CREF Life Insurance Company
	Charlotte, NC

	Transamerica Life Insurance Company	510,984.476	17.71%
	EM Private Placement
	Cedar Rapids, IA

	Transamerica Premier Life Insurance Company	449,958.458	15.59%
	TPLIC – Acct B
	Cedar Rapids, IA

Janus Portfolio	Pruco Life Insurance Company	1,908,022.098	16.75%
Institutional Shares	Newark, NJ

	Pruco Life Insurance Company	1,719,885.634	15.10%
	Newark, NJ

	GE Life & Annuity Company	1,573,668.090	13.82%
	Richmond, VA

	Allstate Life Insurance	956,403.737	8.40%
	Palatine, IL

	Zurich American Life Insurance Company	884,324.603	7.76%
	Variable Annuity Separate Account
	Mercer Island, WA

	Jefferson National Life Insurance	744,975.814	6.54%
	Louisville, KY

	Transamerica Premier Life Insurance Company	651,947.945	5.72%
	TPLIC – Acct B
	Cedar Rapids, IA

Overseas Portfolio	Pruco Life Insurance Company	2,099,728.618	32.86%
Institutional Shares	Newark, NJ

	American General Life Insurance Company	1,026,891.828	16.07%
	Houston, TX

	GE Life & Annuity Company	961,841.668	15.05%
	Richmond, VA

	Annuity Investors Life Insurance Company	444,821.141	6.96%
	Cincinnati, OH

	Transamerica Premier Life Insurance Company	345,026.183	5.40%
	TPLIC – Acct B
	Cedar Rapids, IA

Balanced Portfolio	Pacific Life Insurance Company	41,463,109.680	59.35%
Service Shares	Separate Account A
	Newport Beach, CA

	Ohio National Life Insurance Company	5,169,772.238	7.40%
	FBO Its Separate Accounts
	Cincinnati, OH

	GE Life & Annuity Assurance Company	3,608,796.879	5.17%
	Richmond, VA

Portfolio Name and Class	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Enterprise Portfolio	Lincoln Life	1,369,511.203	18.36%
Service Shares	Account R NG
	Fort Wayne, IN

	Nationwide Life Insurance Company	1,287,526.790	17.26%
	NWPP
	Columbus, OH

	MetLife Insurance Company USA	949,443.178	12.73%
	Hartford, CT
	IDS Life Insurance Corp	485,473.501	6.51%
	FBO VUL III
	Minneapolis, MN

	Security Benefit Life Insurance Company	475,090.951	6.37%
	FBO Unbundled
	Topeka, KS

Flexible Bond Portfolio	IDS Life Insurance Corp	4,277,549.314	13.46%
Service Shares	FBO VUL III
	Minneapolis, MN

	Nationwide Life Insurance Company	3,782,882.068	11.90%
	NWVAII
	Columbus, OH

	Great West Life & Annuity Insurance Company	2,990,991.237	9.41%
	FBO Schwab OneSource Annuity
	Greenwood Village, CO

	Jefferson National Life Insurance	2,276,091.907	7.16%
	Louisville, KY

	Ohio National Life Insurance Company	2,205,721.584	6.94%
	FBO Its Separate Accounts
	Cincinnati, OH

	Nationwide Life Insurance Company	2,202,886.015	6.93%
	NWPP
	Columbus, OH

	Principal Life Insurance Company Cust.	2,112,117.109	6.65%
	FBO Principal Individual – Executive Variable Universal Life
	Des Moines, IA

	Pacific Life Insurance Company	2,065,231.450	6.50%
	Separate Account A
	Newport Beach, CA

	AXA Equitable Life Insurance Company	1,788,754.497	5.63%
	Separate Account 70
	New York, NY

Forty Portfolio	Nationwide Life Insurance Company	4,060,519.855	29.02%
Service Shares	NWVAII
	Columbus, OH

	Minnesota Life	2,702,535.741	19.31%
	St. Paul, MN

	Nationwide Life Insurance Company	2,492,329.749	17.81%
	NWVA9
	Columbus, OH

	GE Life & Annuity Company	1,400,464.033	10.01%
	Richmond, VA

	Nationwide Life Insurance Company	1,335,870.224	9.55%
	NWVLI4
	Columbus, OH

Global Allocation Portfolio – Moderate	IDS Life Insurance Corp	649,423.988	97.23%
Service Shares	FBO VUL III
	Minneapolis, MN

Portfolio Name and Class	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Global Research Portfolio	NYLIAC	2,385,319.623	53.09%
Service Shares	Parsippany, NJ

	Ohio National Life Insurance Company	842,141.470	18.74%
	FBO Its Separate Accounts
	Cincinnati, OH

	Transamerica Life Insurance Company	647,296.530	14.41%
	Separate Account VA B
	Cedar Rapids, IA

Global Technology Portfolio	Nationwide Life Insurance Company	8,129,892.480	28.03%
Service Shares	NWVAII
	Columbus, OH

	Guardian Insurance & Annuity Company	4,779,714.400	16.48%
	S/A R B 4VB
	Bethlehem, PA

	IDS Life Insurance Corp	4,160,453.545	14.34%
	FBO VUL III
	Minneapolis, MN

	Nationwide Life Insurance Company	3,099,898.749	10.69%
	NWVA9
	Columbus, OH

	Guardian Insurance & Annuity Company	2,257,799.805	7.78%
	S/A R L 4VL
	Bethlehem, PA

	Nationwide Life Insurance Company	1,767,734.855	6.09%
	NWVLI4
	Columbus, OH

Global Unconstrained Bond Portfolio	Janus Capital Group Inc.	415,141.502	77.02%*
Service Shares	Denver, CO

	Midland National Life Insurance Company	95,010.925	17.63%
	Separate Account C
	West Des Moines, IA

	Jefferson National Life Insurance	28,881.815	5.36%
	Louisville, KY

Janus Aspen INTECH U.S. Low Volatility Portfolio	Ohio National Life Insurance Company	60,810,363.925	96.65%
Service Shares	FBO Its Separate Accounts
	Cincinnati, OH

Janus Aspen Perkins Mid Cap Value Portfolio	Minnesota Life	1,804,322.049	40.73%
Service Shares	St. Paul, MN

	MetLife Insurance Company USA	653,224.753	14.75%
	Hartford, CT

	Lincoln Benefit Life	296,795.475	6.70%
	Newark, NJ

	Allstate Life Insurance	249,643.050	5.64%
	Palatine, IL

	Zurich American Life Insurance Company	248,182.210	5.60%
	Mercer Island, WA

	Nationwide Life Insurance Company	229,118.428	5.17%
	NWPP
	Columbus, OH

Portfolio Name and Class	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Janus Portfolio	IDS Life Insurance Corp	1,930,176.453	37.93%
Service Shares	FBO VUL III
	Minneapolis, MN

	Ohio National Life Insurance Company	942,529.389	18.52%
	FBO Its Separate Accounts
	Cincinnati, OH

	Security Benefit Life Insurance Company	490,030.862	9.63%
	FBO Unbundled
	Topeka, KS

	Allmerica Financial Life Insurance and Annuity Company	422,071.605	8.29%
	Topeka, KS

	Pruco Life Insurance Company	320,286.637	6.29%
	Newark, NJ

Overseas Portfolio	Ohio National Life Insurance Company	6,267,107.883	28.24%
Service Shares	FBO Its Separate Accounts
	Cincinnati, OH

	Minnesota Life	3,859,854.037	17.39%
	St. Paul, MN

	IDS Life Insurance Corp	2,305,133.081	10.39%
	FBO VUL III
	Minneapolis, MN

	Nationwide Life Insurance Company	1,666,781.056	7.51%
	NWVA9
	Columbus, OH

	Nationwide Life Insurance Company	1,652,846.974	7.45%
	NWVAII
	Columbus, OH

	MetLife Insurance Company USA	1,457,398.298	6.57%
	Hartford, CT

*	This beneficial ownership represents seed capital that Janus Capital or an affiliate provided for the Portfolio.

Appendix L

Forms of New Advisory Agreements

JANUS ASPEN SERIES

PROPOSED INVESTMENT ADVISORY AGREEMENT

BALANCED PORTFOLIO

ENTERPRISE PORTFOLIO

FLEXIBLE BOND PORTFOLIO

GLOBAL ALLOCATION PORTFOLIO – MODERATE

GLOBAL TECHNOLOGY PORTFOLIO

GLOBAL UNCONSTRAINED BOND PORTFOLIO

JANUS ASPEN INTECH U.S. LOW VOLATILITY PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this          day of __, 2017 between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [Balanced Portfolio] [Enterprise Portfolio] [Flexible Bond Portfolio] [Global Allocation Portfolio – Moderate] [Global Technology Portfolio] [Global Unconstrained Bond Portfolio] [Janus Aspen INTECH U.S. Low Volatility Portfolio] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

[For All Funds except Global Unconstrained Bond Portfolio]

1. Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

[For Global Unconstrained Bond Portfolio]

1. Appointment. The Trust hereby appoints the Adviser as investment adviser and manager, commodity trading adviser and commodity pool operator, with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. [Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.1]

3. Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by the Adviser and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation.

[For Balanced Portfolio:]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the daily closing net asset value of the Fund (1/366 of 0.55% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Enterprise Portfolio and Global Technology Portfolio:]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.64% of the daily closing net asset value of the Fund (1/366 of 0.64% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Flexible Bond Portfolio:]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.55% of the first $300,000,000 of the daily closing net asset value of the Fund, plus 1/365 of 0.45% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of the daily closing net asset value of either rate in a leap year). The fee shall be paid monthly.

1 With the exception of Global Unconstrained Bond Portfolio, this text does not appear in each Fund’s Investment Advisory Agreement, but will be included in it to the extent that a Fund’s shareholders approve Proposal 5, the Manager of Managers Proposal, included in this Proxy Statement.

[For Global Allocation Portfolio – Moderate:]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.07% of the daily closing net asset value of the Fund (1/366 of 0.07% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For Global Unconstrained Bond Portfolio:]

The Trust shall pay to the Adviser for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $1,000,000,000 of the average daily closing net asset value of the Fund, plus 1/365 of 0.62% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/365 of 0.60% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 (1/366 of 0.65% of the first $1,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.62% of the next $2,000,000,000 of the average daily closing asset value of the Fund, plus 1/366 of 0.60% of the average daily closing net asset value of the Fund in excess of $3,000,000,000 in a leap year). The fee shall be paid monthly.

To the extent the Fund invests its assets in the Janus Aspen Global Unconstrained Bond Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), Janus Capital shall not collect advisory fees that Janus Capital would otherwise be entitled to under this Agreement in an amount equal to the fee that Janus Capital receives from the Subsidiary.

[For Janus Aspen INTECH U.S. Low Volatility Portfolio]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.50% of the average daily closing net asset value of the Fund (1/366 of 0.50% of the average daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

[For all Funds except Global Allocation Portfolio – Moderate:]

6. Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

[For Global Allocation Portfolio – Moderate]

6.        Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7; Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b)	Rental of offices of the Trust.

[For all Funds except Global Allocation Portfolio – Moderate:]

7.        Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that the Adviser shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to the Adviser compensation for, or reimburse the Adviser for its expenses incurred in connection with, such services as the Adviser and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

[For Global Allocation Portfolio – Moderate]

7.        Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over the counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.”

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15. Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS ASPEN SERIES

By:
Name:
Title:

JANUS ASPEN SERIES

PROPOSED INVESTMENT ADVISORY AGREEMENT

FORTY PORTFOLIO

GLOBAL RESEARCH PORTFOLIO

JANUS PORTFOLIO

OVERSEAS PORTFOLIO

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this          day of __, 2017 between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [Forty Portfolio] [Global Research Portfolio] [Janus Portfolio] [Overseas Portfolio] [Janus Aspen Perkins Mid Cap Value Portfolio] (the “Fund”); and

WHEREAS, the Trust and the Adviser deem it mutually advantageous that the Adviser should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints the Adviser as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. The Adviser shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. The Adviser shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. [Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more subadvisers in connection with the Adviser’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of the Adviser.2]

3. Other Services. The Adviser is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. The Adviser is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity

2 This text does not appear in each Fund’s Investment Advisory Agreement, but will be included in it to the extent that a Fund’s shareholders approve Proposal 5, the Manager of Managers Proposal, included in this Proxy Statement.

deemed by the Adviser and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, the Adviser shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. The Adviser shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Trustees, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep the Adviser continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish the Adviser with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish the Adviser with any further materials or information which the Adviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate the Adviser for its services and reimburse the Adviser for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation.

[For Forty Portfolio, Janus Portfolio, Overseas Portfolio, and Janus Aspen Perkins Mid Cap Value Portfolio:]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

[For Global Research Portfolio:]

The Trust shall pay to the Adviser for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.60% of the average daily closing net asset value of the Fund (“Base Fee”), adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by the Adviser. In addition to the expenses which the Adviser may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, the Adviser shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by the Adviser pursuant to the authority granted in Section 2 hereof.

7.          Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by the Adviser pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of the Adviser; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to the Adviser, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that the Adviser shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to the Adviser compensation for, or reimburse the Adviser for its expenses incurred in connection with, such services as the Adviser and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to the Adviser at its principal place of business. This Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if the Adviser does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until [February 1, 2018], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of the Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, the “Adviser” shall include any affiliate of the Adviser performing services for the Trust contemplated hereunder and directors, officers and employees of the Adviser and such affiliates.

15. Activities of the Adviser. The services of the Adviser to the Trust hereunder are not to be deemed to be exclusive, and the Adviser and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in the Adviser as directors, officers and shareholders of the Adviser, that directors, officers, employees and shareholders of the Adviser are or may become similarly interested in the Trust, and that the Adviser may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS ASPEN SERIES

By:
Name:
Title:

Schedule A

Performance Adjustment

The Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Service Shares (“Class”) in relation to the cumulative investment record of the Fund’s benchmark, [For Forty Portfolio: the Russell 1000® Growth Index] [For Global Research Portfolio: the MSCI World IndexSM] [For Janus Portfolio: the Core Growth Index] [For Overseas Portfolio: the MSCI All Country World ex-U.S. IndexSM] [For Janus Aspen Perkins Mid Cap Value Portfolio: the Russell Midcap® Value Index] (the “Index”), over the “Performance Period” (such adjustment being referred to herein as the “Performance Adjustment”). The “Performance Period” is defined as the 36 month period preceding the end of the month for which the fee is being calculated.

[For Janus Portfolio:]

The Index consists of an equal weighting (balanced daily) of two benchmark indices, the Standard & Poor’s 500® Index (“S&P 500® Index”) and the Russell 1000® Growth Index. The Index performance for the Performance Period is calculated based on the equally weighted total returns from the Russell 1000® Growth Index (50%) and the S&P 500® Index (50%).

The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays the Adviser the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of [For Forty Portfolio: 1/12 of 0.0088235%] [For Global Research Portfolio: 1/12 of 0.0125%] [For Janus Portfolio: 1/12 of 0.016667%] [For Overseas Portfolio: 1/12 of 0.0107143%] [For Janus Aspen Perkins Mid Cap Value Portfolio: 1/12 of 0.01875%] for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Class will be the sum of:

(1) the change in the Class’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Class’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

The investment record of the Index will be the sum of:

[For all Funds except Janus Portfolio:]

(1) the change in the level of the Index during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

[For Janus Portfolio:]

(1) the change in the level of the Index during the Performance Period, which is an equal weighting of the change in the level of the underlying indices during the Performance Period; plus

(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index (50% of the S&P 500® Index and 50% of the Russell 1000® Growth Index) accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.

The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

Appendix M

Form of New INTECH Sub-Advisory Agreement

PROPOSED SUB-ADVISORY AGREEMENT

JANUS ASPEN INTECH U.S. LOW VOLATILITY PORTFOLIO

(a Series of Janus Aspen Series)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of the __, 2017, by and between [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”) and INTECH INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (“INTECH”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Aspen Series, a Delaware statutory trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Janus Aspen INTECH U.S. Low Volatility Portfolio, a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, INTECH is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain INTECH to furnish investment advisory services with respect to the Fund, and INTECH is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.     Duties of INTECH.  The Adviser hereby engages the services of INTECH as subadviser in furtherance of the Advisory Agreement. INTECH agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)    INTECH shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and place orders, or direct the Adviser to place orders, for the purchase or sale of such securities or other assets with brokers, dealers or others, all in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)    INTECH shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of INTECH, and the investment considerations which have given rise to those decisions;

(c)    INTECH shall maintain all books and records required to be maintained by INTECH pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. INTECH hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)    INTECH shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)    INTECH shall exercise, and/or provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, exercise such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights, as needed, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)    At such times as shall be reasonably requested by the Trustees or the Adviser, INTECH shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of INTECH; and

(g)    INTECH will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to INTECH as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, INTECH shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by INTECH to the Adviser, provided, however, that INTECH shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to INTECH by the Adviser.

2.     Further Obligations.  In all matters relating to the performance of this Agreement, INTECH shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to INTECH copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.     Obligations of the Adviser.  The Adviser shall have the following obligations under this Agreement:

(a)    To keep INTECH continuously and fully informed (or cause the custodian of the Fund’s assets to keep INTECH so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)    To furnish INTECH with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)    To furnish INTECH with any further materials or information which INTECH may reasonably request to enable it to perform its function under this Agreement; and

(d)    To compensate INTECH for its services in accordance with the provisions of Section 4 hereof.

4.     Compensation.  The Adviser shall pay to INTECH for its services under this Agreement a fee calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the average daily closing net asset value of the Fund (1/366 of 0.25% of the average daily closing net asset value of the Fund in a leap year) (net of any reimbursement of expenses incurred, fees waived by the Adviser, or any recoupment of such reimbursement or fee reduction, each of which are shared equally between the Adviser and INTECH). Fees paid to INTECH shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.     Expenses.  INTECH shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.     Representations of INTECH.  INTECH hereby represents, warrants and covenants to the Adviser as follows:

(a)    INTECH: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify INTECH from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against INTECH that could have a material adverse effect upon INTECH’s ability to fulfill its obligations under this Agreement.

(b)    INTECH has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, to the extent it is a separate Code of Ethics from that of the Adviser, will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of INTECH shall certify to the Adviser that INTECH has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of INTECH’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, INTECH shall permit the Adviser, its employees or its agents to examine the reports required to be made to INTECH by Rule 17j-1(c)(1) and all other records relevant to INTECH’s code of ethics.

(c)    INTECH has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.     Representations of the Adviser.  The Adviser hereby represents, warrants and covenants to INTECH as follows:

(a)    The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and (v) will immediately notify INTECH of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against the Adviser that could have a material adverse effect upon the Adviser’s ability to fulfill its obligations under this Agreement.

(b)    The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide INTECH with a copy of such code of ethics, together with evidence of its adoption.

(c)    The Adviser has provided INTECH with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to INTECH.

8.     Term.  This Agreement shall become effective as of the date first set forth above and shall continue in effect until [February 1, 2018] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or INTECH, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

9.         Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to INTECH at its principal place of business. This Agreement may be terminated (i) by the Adviser or by INTECH at any time, without penalty by giving 60 days’ advance written notice of termination to the other party, or (ii) by the Adviser or the Trust without advance notice if INTECH becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon termination of the Advisory Agreement.

10.    Assignment.  This Agreement shall automatically terminate in the event of its assignment.

11.    Amendments.  This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, INTECH or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.    Limitation on Personal Liability.  All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

13.    Limitation of Liability of INTECH.  The Adviser will not seek to hold INTECH, and INTECH shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, “INTECH” shall include any affiliate of INTECH performing services for the Fund contemplated hereunder and directors, officers and employees of INTECH and such affiliates.

14.    Activities of INTECH.  The services of INTECH hereunder are not to be deemed to be exclusive, and INTECH is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of INTECH to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in INTECH as directors, officers and shareholders of INTECH, that directors, officers, employees and shareholders of INTECH are or may become similarly interested in the Trust, and that INTECH may become interested in the Trust as a shareholder or otherwise.

15.    Third Party Beneficiary.  The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of INTECH by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of INTECH for any of its duties and responsibilities under this Agreement.

16.    Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser at:

[Janus Henderson Capital Management LLC]

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

(b)	To INTECH at:

INTECH Investment Management LLC

525 Okeechobee Blvd, Suite 1800

West Palm Beach, Florida 33401

Attention: General Counsel

Phone: (561) 775-1100

Fax: (561) 775-1150

(c)	To the Trust at:

Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

17.    Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

18.    Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the first date written above.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

INTECH INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

Appendix N

Form of New Perkins Sub-Advisory Agreement

PROPOSED SUB-ADVISORY AGREEMENT

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO (a Series of Janus Aspen Series)

This SUB-ADVISORY AGREEMENT (the “Agreement”) is entered into effective as of the      day of     , 2017, by and between [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (the “Adviser”) and PERKINS INVESTMENT MANAGEMENT LLC, a Delaware limited liability company (“Perkins”).

WHEREAS, the Adviser has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Janus Aspen Series, a Delaware statutory trust (the “Trust”) and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), with respect to Janus Aspen Perkins Mid Cap Value Portfolio, a series of the Trust (the “Fund”) pursuant to which the Adviser has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, Perkins is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain Perkins to furnish investment advisory services with respect to the Fund, and Perkins is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.      Duties of Perkins.  The Adviser hereby engages the services of Perkins as subadviser in furtherance of the Advisory Agreement. Perkins agrees to perform the following duties, subject to the oversight of the Adviser and to the overall control of the officers and the Board of Trustees (the “Trustees”) of the Trust:

(a)    Perkins shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or the Adviser, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct the Adviser with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust’s trust instrument, as amended from time to time (the “Trust Instrument”), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to the Trust, on behalf of the Fund, as a regulated investment company;

(b)    Perkins shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or the Adviser may reasonably require, in order to keep the Adviser, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Perkins, and the investment considerations which have given rise to those decisions;

(c)    Perkins shall maintain all books and records required to be maintained by Perkins pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and the Adviser with such periodic and special reports as the Trustees or the Adviser reasonably may request. Perkins hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)    Perkins shall submit such reports relating to the valuation of the Fund’s assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)    Perkins shall provide the Adviser with such assistance and advice as the Adviser may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund’s assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that the Adviser may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)    At such times as shall be reasonably requested by the Trustees or the Adviser, Perkins shall provide the Trustees and the Adviser with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and shall make available to the Trustees and the Adviser any economic, statistical and investment services normally available to similar investment company clients of Perkins; and

(g)    Perkins will provide to the Adviser for regulatory filings and other appropriate uses materially accurate and complete information relating to Perkins as may be reasonably requested by the Adviser from time to time and, notwithstanding anything herein to the contrary, Perkins shall be liable to the Adviser for all damages, costs and expenses, including without limitation reasonable attorney’s fees (hereinafter referred to collectively as “Damages”), incurred by the Adviser as a result of any material inaccuracies or omissions in such information provided by Perkins to the Adviser, provided, however, that Perkins shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Perkins by the Adviser.

2.      Further Obligations.  In all matters relating to the performance of this Agreement, Perkins shall act in conformity with the Trust’s Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the “Registration Statements”) and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and the Adviser and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Adviser agrees to provide to Perkins copies of the Trust’s Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and the Adviser, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.      Obligations of the Adviser.  The Adviser shall have the following obligations under this Agreement:

(a)    To keep Perkins continuously and fully informed (or cause the custodian of the Fund’s assets to keep Perkins so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund’s assets and liabilities from time to time;

(b)    To furnish Perkins with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund’s shareholders or to any governmental body or securities exchange;

(c)    To furnish Perkins with any further materials or information which Perkins may reasonably request to enable it to perform its function under this Agreement; and

(d)    To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.

4.      Compensation.  The Adviser shall pay Perkins for its services under this Agreement, a fee equal to 50% of the advisory fee payable to the Adviser from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by the Adviser). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

5.      Expenses.  Perkins shall pay all its own costs and expenses incurred in rendering its service under this Agreement.

6.      Representations of Perkins.  Perkins hereby represents, warrants and covenants to the Adviser as follows:

(a)    Perkins: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Adviser of the occurrence of any event that would disqualify Perkins from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Perkins that could have a material adverse effect upon Perkins’ ability to fulfill its obligations under this Agreement.

(b)    Perkins has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Perkins shall certify to the Adviser that Perkins has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Perkins’ code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Adviser, Perkins shall permit the Adviser, its employees or its agents to examine the reports required to be made to Perkins by Rule 17j-1(c)(1) and all other records relevant to Perkins’ code of ethics.

(c)    Perkins has provided the Adviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Adviser.

7.      Term.  This Agreement shall become effective as of the date first set forth above and shall continue in effect until [February 1, 2018] unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, the Adviser or Perkins, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

8.      Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days’ advance written notice of termination be given to Perkins at its principal place of business. This Agreement may be terminated (i) by the Adviser at any time, without penalty by giving 60 days’ advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty by giving 90 days’ advance notice to the Adviser and the Trust, unless the Adviser or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by the Adviser or the Trust not to exceed 90 days’ beyond the initial 90 days’ notice period unless otherwise agreed to by the Adviser, the Trust and Perkins; or (iii) by the Adviser or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

9.      Assignment.  This Agreement shall automatically terminate in the event of its assignment.

10.    Amendments.  This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or the Adviser, Perkins or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

11.    Limitation on Personal Liability.  All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

12.    Limitation of Liability of Perkins.  The Adviser will not seek to hold Perkins, and Perkins shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section,

“Perkins” shall include any affiliate of Perkins performing services for the Fund contemplated hereunder and directors, officers and employees of Perkins and such affiliates.

13.    Activities of Perkins.  The services of Perkins hereunder are not to be deemed to be exclusive, and Perkins is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Perkins to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Perkins as directors, officers and shareholders of Perkins, that directors, officers, employees and shareholders of Perkins are or may become similarly interested in the Trust, and that Perkins may become interested in the Trust as a shareholder or otherwise.

14.    Third Party Beneficiary.  The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Perkins by the Adviser, the Trust or the Fund shall not diminish or relieve in any way the liability of Perkins for any of its duties and responsibilities under this Agreement.

15.    Notices.  Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser at:

[Janus Henderson Capital Management LLC]

151 Detroit Street

Denver, Colorado 80206

Attention: General Counsel

Phone: (303) 333-3863

Fax: (303) 316-5728

(b)	To Perkins at:

Perkins Investment Management LLC

311 South Wacker Drive, Suite 6000

Chicago, Illinois 60606

Attention: President

Phone: (312) 922-0355

Fax: (312) 922-0418

(c)	To the Trust at:

Janus Aspen Series

151 Detroit Street

Denver, Colorado 80206

Attention: Chief Legal Counsel

16.    Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment,” “approved at least annually,” and “interested persons” shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

17.    Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

PERKINS INVESTMENT MANAGEMENT LLC

By:
Name:
Title:

Appendix O

Form of Janus Portfolio Amended Advisory Agreement

JANUS ASPEN SERIES

PROPOSED AMENDED AND RESTATED

INVESTMENT ADVISORY AGREEMENT

RESEARCH PORTFOLIO

THIS AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this      day of             , 2017, between JANUS ASPEN SERIES, a Delaware statutory trust (the “Trust”), and [JANUS HENDERSON CAPITAL MANAGEMENT LLC], a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Research Portfolio (formerly, Janus Portfolio) (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund.

3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a monthly base fee of 1/12 of 0.64% of the average daily closing net asset value of the Fund (“Base Fee”) adjusted by a performance fee as set forth in Schedule A. For any period less than a month during which this Agreement is in effect, the Base Fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.

6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7; and

(b)	Rental of offices of the Trust.

7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund’s custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the

Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term. This Agreement shall continue in effect until February 1, 2018, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “JCM” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

This Agreement shall supersede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the amended date and year first above written.

[JANUS HENDERSON CAPITAL MANAGEMENT LLC]

By:
Name:
Title:

JANUS ASPEN SERIES

By:
Name:
Title:

Schedule A

Performance Adjustment

Beginning with the Base Fee payable for [•] and on a monthly basis for 36 months thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Service Class Shares “the Shares”), in relation to the combined investment record of the Core Growth Index (the “CGI”), and the Russell 1000® Growth Index (the “RGI”) as described in the next paragraph, (together the “Blended Index Record”). This monthly adjustment, referred to as the “Initial Performance Adjustment,” shall be determined over the “Performance Period” which is defined as the 36 month period preceding the end of the month for which the fee is being calculated. The number of months remaining in the Performance Period applicable to the Initial Performance Adjustment is recalculated monthly by subtracting from 36 the number of months following the beginning of the Initial Performance Adjustment calculations.

The CGI (the “Prior Index”) is the benchmark through [•]; and the RGI (the “Successor Index”) is the benchmark commencing [•]. Therefore, in calculating the Performance Adjustment for any Performance Period that commences prior to [•], the Prior Index shall be used for that portion of the period preceding that date, and, for any Performance Period that ends after [•], the Successor Index shall be used for that portion of the period subsequent to that date.

Subsequent to the Initial Performance Adjustment and beginning with adjustments to the Base Fee, if any, payable for [•] and on a monthly basis thereafter, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund’s Shares in relation to the cumulative investment record of the RGI. This monthly adjustment, referred to as the “Performance Adjustment,” is also determined over its applicable Performance Period. The Initial Performance Adjustment shall be calculated by subtracting the Blended Index Record from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the Blended Index Record, the Fund pays JCM the Base Fee with no Performance Adjustment. If the difference between the investment performance of the Shares and the Blended Index Record is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Shares outperform or underperform the Blended Index Record. The maximum percentage used in calculating the Initial Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Initial Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

Subsequent to the Initial Performance Adjustment period, the Performance Adjustment shall be calculated by subtracting the cumulative investment performance of the RGI from the investment performance of the Shares. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Shares and the RGI, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Shares and the RGI is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.015 % for every full 0.50% increment by which the Shares outperform or underperform the RGI. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund’s average daily net assets during the Performance Period.

For purposes of computing the Base Fee and the either the Initial Performance Adjustment or the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the either the Initial Performance Adjustment or the Performance Adjustment). The Base Fee is calculated and accrued daily. Both the Initial Performance Adjustment is and Performance Adjustment, as applicable, will be calculated monthly in arrears and is accrued daily, beginning no later than the second business day of the month, and thereafter, the amount is distributed evenly throughout the month. The investment advisory fee is paid monthly in arrears.

The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust’s Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.

The investment performance of the Shares will be the sum of:

(1) the change in the Shares’ net asset value (“NAV”) per share during the Performance Period; plus

(2) the value of the Shares’ cash distributions per share accumulated to the end of the Performance Period; plus

(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Shares’ NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Shares at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.

For purposes of the Initial Performance Adjustment, the investment record of the Blended Index Record will be the sum of:

(1)	the change in the level of the Blended Index Record during the Performance Period during the Performance Period; plus

(2) the value, computed consistently with, as applicable, the CGI and/or the RGI, of cash distributions made by companies whose securities comprise either the CGI or the RGI, as applicable, accumulated to the end of the Performance Period; expressed as a percentage of either the CGI or the RGI, as applicable, at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the CGI and/or the RGI, as applicable, shall be treated as reinvested in the applicable index at least as frequently as the end of each calendar quarter following the payment of the dividend.

Subsequent to the Initial Performance Adjustment period and for purposes of the Performance Adjustment, the investment record of the RGI will be the sum of:

(1)	the change in the level of the RGI during the Performance Period; plus

(2) the value, computed consistently with the RGI, of cash distributions made by companies whose securities comprise the RGI accumulated to the end of the Performance Period; expressed as a percentage of the RGI level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the RGI shall be treated as reinvested in the RGI at least as frequently as the end of each calendar quarter following the payment of the dividend.

The Trustees have initially designated the Shares to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares (“Successor Class”) is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.

Additionally, the Trustees may, by vote of a majority of the Trustees, including a majority of the Independent Trustees, implement changes to the performance fee structure where such changes do not result in a net increased compensation paid under this Agreement, subject to applicable law, and orders, exemptions and interpretations as may be issued by the SEC.

JOINT SPECIAL JANUS MEETING ASPEN OF SERIES SHAREHOLDERS TO BE HELD ON APRIL 6, 2017
This Proxy is solicited on behalf of the Trustees of Janus Aspen Series. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Kathryn Santoro, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Janus Aspen Series (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on April 6, 2017 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.
Receipt of the Notice of a Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Janus Aspen Series represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.
REGARDING THE IMPORTANT AVAILABLITY NOTICE OF PROXY MATERIALS for the The Joint Proxy Special Statement Meeting for of this Shareholders meeting is available on April 6, at: 2017 . https://www.proxy-direct.com/jas-28316 VOTE ON THE INTERNET Log on to: www or scan .proxy the -direct QR code .com Follow the available on-screen 24 hours instructions Call VOTE 1-800 BY- 337 PHONE -3503 Follow the recorded instructions available 24 hours
JAS_28316_122016
FUNDS FUNDS FUNDS
Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 Fundname Drop-In 7 Fundname Drop-In 8 Fundname Drop-In 9 Fundname Drop-In 10 Fundname Drop-In 11 Fundname Drop-In 12
THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board of Trustees recommends that you vote FOR the following Proposal(s):
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
+
A Proposals
1 . To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
01 Fundname Drop-In 1 ? ? ? 02 Fundname Drop-In 2 ? ? ?
03 Fundname Drop-In 3 ? ? ? 04 Fundname Drop-In 4 ? ? ?
05 Fundname Drop-In 5 ? ? ? 06 Fundname Drop-In 6 ? ? ?
07 Fundname Drop-In 7 ? ? ? 08 Fundname Drop-In 8 ? ? ?
09 Fundname Drop-In 9 ? ? ? 10 Fundname Drop-In 10 ? ? ?
11 Fundname Drop-In 11 ? ? ? 12 Fundname Drop-In 12 ? ? ?
2.

2. To approve a new sub-advisory agreement between the Adviser and the Fund’s current Sub-Adviser as follows: 2A. To approve a new sub-advisory agreement between the Adviser and INTECH Investment Management LLC (“INTECH”).
FOR AGAINST ABSTAIN
01 Fundname Drop-In 1
2B. To approve a new sub-advisory agreement between the Adviser and Perkins Investment Management LLC (“Perkins”).
FOR AGAINST ABSTAIN
01 Fundname Drop-In 1
3. To approve an amended and restated investment advisory agreement to change the benchmark index and performance hurdle used to calculate the performance adjustment component of the Fund’s investment advisory fee rate.
FOR AGAINST ABSTAIN
01 Fundname Drop-In 1
4. To elect an additional Trustee to the Board of Trustees of the Trust.
01. Diane L. Wallace
FOR WITHHOLD FOR WITHHOLD
01 Fundname Drop-In 1 02 Fundname Drop-In 2
03 Fundname Drop-In 3 04 Fundname Drop-In 4
05 Fundname Drop-In 5 06 Fundname Drop-In 6
07 Fundname Drop-In 7 08 Fundname Drop-In 8
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5. To approve a proposal that would authorize the Adviser to enter into and materially amend sub-advisory agreements in the future with wholly-owned sub-advisers approval (the “Manager and unaffiliated of Managers sub-advisers, Proposal”) with . the approval of the Board of Trustees of the Trust, but without obtaining additional shareholder
FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN
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